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                                  EXHIBIT 5.D.

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                                                                     EXHIBIT 5.D


                              AMENDED AND RESTATED

                             FISCAL AGENCY AGREEMENT

                                      AMONG

               JAPAN FINANCE CORPORATION FOR MUNICIPAL ENTERPRISES

                                      JAPAN

               THE BANK OF TOKYO-MITSUBISHI, LTD., LONDON BRANCH

                                  Fiscal Agent
                                       and
                             Principal Paying Agent

                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY
                     U.S. Representative of the Fiscal Agent

                                       AND

                   BANK OF TOKYO-MITSUBISHI (LUXEMBOURG) S.A.
                                  Paying Agent

                          Dated as of November 27, 2002

                             JPY 200,000,000,000

           1.55% Japanese Yen Guaranteed Bonds due February 21, 2012

     This AMENDED AND RESTATED FISCAL AGENCY AGREEMENT, is made as of February 15, 2002 and amended and restated as of November 27, 2002, in New York, New York, United States of America, among JAPAN FINANCE CORPORATION FOR MUNICIPAL ENTERPRISES ("Issuer"), JAPAN, THE BANK OF TOKYO-MITSUBISHI, LTD., LONDON BRANCH, a corporation organized and existing under the laws of Japan, as Fiscal Agent and Principal Paying Agent, BANK OF TOKYO-MITSUBISHI TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, as U.S. Representative of the Fiscal Agent, and BANK OF TOKYO-MITSUBISHI (LUXEMBOURG) S.A., a corporation organized and existing under the laws of Luxembourg, as Paying Agent.

     1. FORMS AND DENOMINATIONS. (a) Issuer has agreed to issue
200,000,000,000 yen (two hundred billion Japanese Yen) principal amount of its 1.55% Japanese Yen Guaranteed Bonds due February 21, 2012 (collectively, the "Securities", or each, a "Security"). The Securities are issuable only in fully registered form, without coupons, in denominations of 1,000,000 yen and any integral multiple thereof, substantially in the form set forth in Exhibit A-1 or A-2 hereto.

     (b) Japan will unconditionally and irrevocably guarantee the payment of the principal of and interest on the Securities, such guarantee of each Security to be evidenced by the form of guarantee annexed as Exhibit B hereto, executed by the facsimile signature of the Minister of Finance of Japan or of another duly authorized representative of Japan. Japan agrees that each Security authenticated and delivered in accordance with the provisions hereof shall bear such guarantee.

     (c) The Securities shall initially be issued in the form of (1) one or more fully registered global securities registered in the name of Cede & Co., as the nominee of The Depository Trust Company, New York ("DTC") (the "DTC Global Securities"), and (2) one fully registered global security registered in the name of TOKYOTRUST NOMINEES LIMITED, as the nominee of The Bank of Tokyo-Mitsubishi, Ltd., London Branch, as common depositary for Euroclear Bank, S.A./N.V., as operator of the Euroclear System ("Euroclear") and Clearstream Banking, societe anonyme ("Clearstream, Luxembourg") (the "International Global Security", and together with the DTC Global Securities, the "Global Securities" and each, a "Global Security"). The DTC Global Securities will be substantially in the form attached as Exhibit A-1, and the International Global Security will be substantially in the form attached as Exhibit A-2, in either case with such changes as may be agreed between Issuer and the Fiscal Agent, as defined in
Section 2(a).

     (d) So long as Cede & Co., as nominee of DTC, is the registered holder of the DTC Global Securities and subject to applicable law, DTC or its nominee, as the case may be, will be considered the sole owner or holder of the Securities represented by the DTC Global Securities for all purposes under this Agreement and such Securities. Likewise, so long as TOKYOTRUST NOMINEES LIMITED, as the nominee of The Bank of Tokyo-Mitsubishi, Ltd., London Branch, as common depositary for Euroclear and Clearstream, Luxembourg, is the registered holder of the Securities represented by the International Global Security and subject to applicable law, TOKYOTRUST NOMINEES LIMITED, will be considered the sole owner or holder of the Securities represented by the International Global Security for all purposes under this Agreement and such Securities. Except as set forth below, owners of beneficial interests in the Global Securities will not, except in the limited circumstances described in Section 5, be entitled to have the Securities represented by the Global Securities registered in their names, will not receive or be entitled to receive Securities in definitive registered form and will not be considered owners or

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holders thereof under this Agreement or such Securities. The Securities in definitive registered form, if any, will be substantially in the form attached as Exhibit A-1 or A-2, as applicable, with the appropriate changes thereto, consistent with the provisions of this Agreement, as may be agreed between Issuer and the Fiscal Agent. Neither Issuer nor the Fiscal Agent will have any responsibility or liability for any aspect of the records relating to or payments made by DTC, Euroclear or Clearstream, Luxembourg (together, the "Clearing Systems") on account of beneficial ownership interests in the Global Securities or for maintaining, supervising or reviewing any records of the Clearing Systems relating to such beneficial ownership interests.

     2. FISCAL AGENT; OTHER AGENTS. (a) Issuer and Japan hereby appoint The Bank of Tokyo-Mitsubishi, Ltd., London Branch, also acting through its U.S. Representative, Bank of Tokyo-Mitsubishi Trust Company (the "U.S. Representative"), at present having its office in London, as fiscal agent of Issuer and Japan in respect of the Securities upon the terms and subject to the conditions herein set forth, and The Bank of Tokyo-Mitsubishi, Ltd., London Branch, hereby accepts such appointment. The Bank of Tokyo-Mitsubishi, Ltd., London Branch, also acting through Bank of Tokyo-Mitsubishi Trust Company in its capacity as U.S. Representative, and its successor or successors as such fiscal agent qualified or appointed in accordance with Section 8 hereof, are herein called the "Fiscal Agent". The Fiscal Agent shall have the powers and authority granted to and conferred upon it in the Securities and hereby and such further powers and authority to act on behalf of Issuer and Japan as Issuer and Japan may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Securities are subject to and governed by the terms and provisions hereof. Issuer and Japan reserve the right to appoint, at their discretion, agents ("Agents") for the payment of principal of and interest on the Securities at such place or places as Issuer may determine. Issuer shall notify the Fiscal Agent of the appointment of any such Agent. For that purpose Issuer and Japan hereby appoint The Bank of Tokyo-Mitsubishi, Ltd., London Branch, at 12-15 Finsbury Circus, London EC2M 7BT as principal paying agent and Bank of Tokyo-Mitsubishi (Luxembourg) S.A. at 287-289, Route d'Arlon, L-1150 Luxembourg as paying agent, and each of them hereby accepts such appointment.

     (b) In compliance with Japanese tax laws and the practices of tax authorities in Japan, Issuer hereby appoints the Fiscal Agent as its agent for
(i) arranging the preparation and submission of all necessary forms and claims (including the interest receipt confirmations and the claims for exemption to be submitted to the competent Japanese tax authority) in relation to Issuer's Japanese withholding tax obligations and (ii) making the necessary payments to the Japanese tax authorities in accordance with operating procedures to be agreed between Issuer and the Fiscal Agent. The Fiscal Agent shall be responsible only for performing such obligations as are expressly provided for in the operating procedures, which operating procedures shall stipulate obligations approved by the Japanese tax authorities, and no implied obligations on the part of the Fiscal Agent shall be read into this Agreement or the operating procedures. The operating procedures may be amended from time to time to reflect any changes in Japanese tax laws and the practices of tax authorities in Japan.

     3. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. (a) The Securities will be executed on behalf of Issuer with the facsimile signature of the Governor of Issuer or, if the Governor is unable to act, of a duly authorized agent of the Governor. The guarantee of Japan will bear the facsimile signature of the Minister of Finance of Japan or of another duly authorized representative of Japan. Issuer and Japan may, respectively, adopt and use the facsimile signature of any person who shall have been such Governor or such agent of Issuer or such Minister of Finance or such representative of Japan, notwithstanding the fact that when any

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Security shall be authenticated and delivered, he shall have ceased to be such
Governor or such agent of Issuer or such Minister of Finance or such representative of Japan.

     (b) The Fiscal Agent is authorized, upon receipt of Securities duly executed on behalf of Issuer and bearing the duly executed guarantee of Japan as herein provided, together with a written order or orders to authenticate and deliver Securities in a stated aggregate principal amount, to authenticate such Securities, and to deliver said Securities to or upon the order of Issuer signed by the Governor of Issuer or such person's attorney-in-fact. Thereafter, the Fiscal Agent is authorized to authenticate and deliver Securities in accordance with the provisions therein or hereinafter set forth. The aggregate principal amount of Securities to be issued and outstanding at any time, whether in the form of the Global Securities or Securities in definitive registered form issued in exchange for a Global Security in accordance with Section 5, shall not exceed 200,000,000,000 yen, plus the aggregate principal amount of any additional Securities issued by Issuer in accordance with Section 9 of this Agreement.

     (c) The Securities shall be dated the date of their authentication by the Fiscal Agent, except as otherwise provided in Sections 5(a) and 5(c) in connection with the Securities authenticated and delivered upon transfer or exchange or in lieu of the Global Securities.

     4. PAYMENT, REDEMPTION AND CANCELLATION. (a) Subject to the following provisions, Issuer will pay to the Fiscal Agent the amounts at the times, and for the purposes, set forth herein and in the Securities. Issuer hereby authorizes and directs the Fiscal Agent from funds so paid to it, to make or cause to be made payment of principal of and interest on the Securities as set forth herein and in accordance with the text of the Securities and the requirements of applicable law.

     (b) Subject to Sections 4(c), 4(d) and 4(m), the Fiscal Agent will arrange directly or with any other Agent for the payment from funds furnished by Issuer of the principal of and interest on the Securities in immediately available funds by Japanese yen check drawn on, or by transfer to a Japanese yen account maintained by the payee with, a bank located outside the United States or, additionally or alternatively, in such other manner as may be set forth or provided for in the text of the Securities. Notwithstanding the foregoing, Issuer may pay to an Agent specifically designated for the purpose, funds for the payment of principal of and interest on the Securities under an agreement with respect to such funds containing substantially the same terms and conditions set forth in this Section 4(b) and in Sections 4(d), 4(e), 4(f), 4(g), 4(h) and 7(b) of this Agreement; and the Fiscal Agent shall have no responsibility with respect to any funds so paid by Issuer to any such Agent.

     (c) The Fiscal Agent shall, before 11.00 a.m. (London time) on the second Business Day prior to the date on which any payment becomes due on the Securities, ascertain the aggregate amount of Japanese yen (the "Japanese Yen Amount") payable to holders holding interests in Securities registered in the name of, or the name of a nominee for, DTC, in respect of which holders DTC has told the Fiscal Agent that such holders have not made an election to receive payment in Japanese yen in respect of such payment in accordance with the Operational Arrangements of DTC. The Fiscal Agent shall establish its bid quotation for the purchase of U.S. dollars with Japanese yen, as near as practicable to 11.00 a.m. (London time), but not later than 3.00 p.m. (London time), on the second Business Day prior to the date on which the relevant payment becomes due. The settlement date for the exchange of U.S. dollars with the Japanese Yen Amount shall be the relevant payment date. As early as practicable on each relevant payment date,

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the Fiscal Agent shall pay, or procure the payment of, the U.S. dollar amount receivable as a result of the exchange of the Japanese Yen Amount into U.S. dollars by wire transfer of same-day funds for value on the due date for payment to DTC for payment pro rata to the relevant accountholders in accordance with DTC's settlement procedures. All costs of any such conversion into U.S. dollars shall be borne pro rata by the relevant holders by deduction from the payment made to DTC and the relevant accountholder. If the applicable due date for payment is not a Business Day, delivery of the U.S. dollars will occur on the next succeeding day which is a Business Day. If the Fiscal Agent is unable to establish its bid quotation for the purchase of U.S. dollars with Japanese yen on the second Business Day prior to the date on which such payment becomes due, the Fiscal Agent will obtain a bid quotation for that purpose from a leading foreign exchange bank in London selected by the Fiscal Agent in consultation with Issuer. If on such date the Fiscal Agent is unable to obtain a bid quotation for that purpose from a leading foreign exchange bank, the Fiscal Agent will pay the Japanese Yen Amount to the account or accounts specified by DTC to the Fiscal Agent. Until such time as the Fiscal Agent is notified by DTC of the account or accounts into which payment should be made, the funds held by the Fiscal Agent will, if the Fiscal Agent is able to reinvest such funds, having made reasonable efforts to do so, bear interest at the rate quoted by the Fiscal Agent for deposits in the same currency as the funds with it on an overnight basis. In this Section 4(c), "Business Day" means a day, other than a Saturday or Sunday, on which commercial banks and foreign exchange markets are open for business or not authorized to close in The City of New York, London, England or Tokyo.

     (d) In compliance with Japanese tax laws and the practices of tax authorities in Japan, in respect of any interest payment on the DTC Global Securities hereunder, the Fiscal Agent shall act in accordance with the Compliance Procedures for International Securities Offerings by Japanese Issuers--Securities Held Through DTC (the "DTC Procedures"), and, in respect of any interest payment on the International Global Security, the Fiscal Agent shall act in accordance with the IPMA Operating Manual on "Japanese Withholding Tax on Certain Eurobond Issues" (the "Manual") dated 24th June, 1998. Except as otherwise provided in this Agreement, the Fiscal Agent shall be responsible only for performing such services as are specifically provided for in the DTC Procedures, the Manual, or such other procedures actually known by the Fiscal Agent, as applicable and as may be amended or modified and communicated to the Fiscal Agent from time to time.

     (e) If and so long as payments of interest may be made without deduction or withholding for or on account of Japanese tax only upon receipt of duly executed certifications, claims for exemption, notifications or other documentation ("Tax Documentation"), the Fiscal Agent shall (i) collect the required Tax Documentation from holders and clearing organizations, (ii) review the Tax Documentation, and sign any required confirmations, and (iii) promptly deliver the Tax Documentation (directly or through the relevant Agent, in the case of Tax Documentation collected by such Agent) to Issuer or, at Issuer's request, the relevant Japanese District Tax Office. The Fiscal Agent may rely on the information provided in Tax Documentation (including, where relevant, supporting documentation) in the absence of actual knowledge that such information is incorrect. The Fiscal Agent shall furnish forms of certifications to holders of the Securities upon request, and shall use reasonable endeavors to assist holders in claiming available exemptions, but shall not be liable for a holder's failure to qualify for such an exemption.

     (f) If a holder of the Securities satisfies the requirements for claiming an exemption from Japanese withholding tax after the date on which an amount in respect of such tax is withheld and before the date on which the tax is actually paid to the Japanese tax authorities, then

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Issuer and the Fiscal Agent shall, to the extent it is possible to do so, repay the amount withheld (after the deduction of reasonable costs, including amounts in respect of changes in foreign exchange rates) to the holder.

     (g) Under procedures agreed with Issuer, the Fiscal Agent shall deliver tax certifications and related confirmations signed by or on behalf of Issuer, together with payment of any applicable withholding taxes, to the relevant Japanese District Tax Office on or before the date on which such taxes are required under Japanese law or administrative practice to be paid.

     (h) The Fiscal Agent shall retain copies of Tax Documentation for a period of five years from the date as prescribed by law and shall make such documentation available for inspections by Issuer and any relevant tax authorities in Japan upon reasonable request.

     (i) The Fiscal Agent shall open a Japanese yen account entitled "Japan Finance Corporation for Municipal Enterprises Fiscal Agency Account" in which all monies paid for the service of the Securities (other than as provided in Section 4(c)) shall be carried.

     (j) The Fiscal Agent shall not be under any liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Securities except such as it pays on similar deposits or as may be agreed on by the Fiscal Agent and Issuer and Japan.

     (k) In case Issuer shall elect to redeem Securities, in whole but not in part, and Issuer determines and certifies to the Fiscal Agent immediately prior to the giving of the notice of the redemption that, as a result of any change in, or amendment to, the laws or treaties (or any regulations or rulings promulgated thereunder) of Japan (or any political subdivision or taxing authority of Japan) affecting any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Japan, or any authority therein or thereof having power to tax ("Taxes"), or any change in official position regarding the application or interpretation of these laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction), which change, amendment, application or interpretation becomes effective on or after February 21, 2002, Issuer is, or on the next interest payment date would be, required to pay any additional amounts as may be necessary in order that the net amounts received by any beneficial owner of the Securities after withholding or deduction for or on account of any Taxes shall equal the respective amounts of principal and interest which would have been receivable by such beneficial owner in respect of the Securities in the absence of such withholding or deduction, that cannot be avoided by measures reasonably available to Issuer, the Fiscal Agent shall cause to be published on behalf of Issuer at Issuer's cost irrevocable notice of intention to redeem the Securities on the date therein designated, and stating that on said redemption date there will become and be due and payable upon each Security so to be redeemed the redemption price payable upon such redemption in lawful money of Japan, at the place or places specified in such notice, and that from and after such redemption date interest thereon will cease to accrue; provided that no notice of redemption shall be given earlier than ninety (90) days prior to the earliest date on which Issuer would be obligated to make the withholding if a payment in respect of the Securities were then due. Prior to the publication and mailing of any notice of redemption of the Securities pursuant to the foregoing, Issuer will deliver to the Fiscal Agent an opinion of independent counsel of recognized standing or an opinion of a tax consultant of recognized standing to the effect that the circumstances referred to above exist. The Fiscal Agent shall accept such opinion of counsel or tax opinion, as the case may be, as sufficient evidence of the satisfaction of the conditions precedent

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described above, in which event it shall be conclusive and binding on the registered holders of the Securities. Such notice shall be published in a daily newspaper in the English language of general circulation in The City of New York and in a daily newspaper in the English language of general circulation in London, England, at least once prior to the redemption date, such publication to be not less than thirty (30) days nor more than sixty (60) days prior to the redemption date, provided that for so long as the Securities are held in book-entry form such notices may be given by delivery of the relevant notice to DTC, Euroclear, and Clearstream Luxembourg, for communication by them to their respective participants in substitution for publication in any such newspaper. In addition, for so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, Issuer shall cause the Fiscal Agent on behalf of Issuer at Issuer's cost to publish notices in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort). In case, by reason of the temporary or permanent suspension of the publication or general circulation of any newspaper or by reason of any other cause, it shall be impossible or impracticable to publish such notice in the manner herein provided, then such method of publication in lieu thereof as shall be approved by the Fiscal Agent shall constitute a sufficient publication of such notice. Such notice shall also be sent by the Fiscal Agent by mail, postage prepaid, not less than thirty (30) days nor more than sixty (60) days prior to the redemption date to the registered holders of all the Securities, at the addresses of such holders as they shall appear in the register maintained by the Fiscal Agent; but no failure to mail such notice to such registered holders nor any defect therein nor failure to receive the same shall affect the validity and effectiveness of the call and redemption of any Securities so to be redeemed.

     (l) All Securities surrendered for payment, redemption, registration of transfer or exchange shall be promptly cancelled by the Fiscal Agent or such other person as may be designated by Issuer. All cancelled Securities which were surrendered to anyone other than the Fiscal Agent shall be delivered by such other person to the Fiscal Agent. All cancelled Securities held by the Fiscal Agent shall be destroyed by the Fiscal Agent, and the Fiscal Agent shall furnish to Issuer and Japan a certificate with respect to such destruction. Issuer and Japan shall be entitled to have their representatives present at the time of any such destruction but no notice of such destruction need be furnished prior thereto.

     (m) In the event that Securities in definitive registered form are issued, the Fiscal Agent shall make or cause to be made payment of principal of and interest on any such Securities directly to registered holders of such Securities in whose names such Securities were registered at the close of business on the related record date for such payment. Payments will be made in immediately available funds by wire transfer or by check mailed to the addresses of such holders as they appear on the register maintained by the Fiscal Agent; provided, however, that the final payment on any Security in definitive registered form will be made only upon surrender of such Security in definitive registered form at the office of the Fiscal Agent or any other duly appointed Agent on a payment date that is a business day in the place of surrender. The Fiscal Agent shall provide notice of such final payment to registered holders mailed not later than the fifteen days before such final payment.

     5. EXCHANGE AND REPLACEMENT OF SECURITIES. (a) The Fiscal Agent is hereby authorized from time to time in accordance with the provisions of the Securities and of this Section to authenticate and deliver to the registered holder thereof:

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          (i) Global Securities or Securities in definitive registered form, as the case may be, in exchange for or in lieu of Global Securities or Securities in definitive registered form, as the case may be, which become mutilated, destroyed, stolen or lost; and

          (ii) Global Securities or Securities in definitive registered form, as the case may be, of authorized denominations in exchange for a like aggregate principal amount of Global Securities or Securities in definitive registered form, as the case may be, of other authorized denominations.

     All Securities so authenticated by the Fiscal Agent shall bear the guarantee of Japan in the form herein provided for.

     Each Security authenticated and delivered upon any transfer or in exchange for or in lieu of the whole or any part of any Security shall carry all rights to interest accrued and unpaid and to accrue which were carried by the whole or such part of such Security and shall be so dated that neither gain nor loss of interest shall result from such transfer, exchange or substitution.

     (b) Subject to subsection (c) of this Section, no service charge shall be made for any such transfer, exchange or registration of Securities, but Issuer, Japan or the Fiscal Agent (and any other agent appointed by Issuer pursuant to Section 2 of this Agreement) may require payment of a sum sufficient to cover any transfer, stamp or other tax or other governmental charge required to be paid in connection therewith.

     (c) In case any Security certificate shall at any time become mutilated or destroyed or stolen or lost then, provided that such Security, or evidence of the destruction, theft or loss thereof (together with the indemnity hereinafter referred to and such other documents as may be required in the premises) shall be delivered to the Fiscal Agent or its U.S. Representative, a replacement Security of like tenor and principal amount and bearing the guarantee of Japan in the form herein provided for, will be issued by Issuer and, at its request, authenticated and delivered by the Fiscal Agent, in exchange for the Security so mutilated, or in lieu of the Security destroyed or stolen or lost; and provided further that, in the case of destroyed, stolen or lost Securities, Issuer, Japan and the Fiscal Agent shall have received evidence satisfactory to them that such Securities were destroyed, stolen or lost, and shall also have received an indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring any indemnity and with the preparation, authentication and delivery of a replacement Security shall be borne by the holder of the Security mutilated, destroyed, stolen or lost. Upon the issuance of any replacement DTC Global Security under this Section 5(c), Issuer, Japan or the Fiscal Agent may require the payment of a sum sufficient to cover any transfer, stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith. In case such mutilated, destroyed, stolen or lost Security has become or is about to become due and payable, Issuer in its discretion may, instead of issuing a new Security, pay or cause to be paid such Security.

     Every replacement Global Security issued pursuant to this Section 5(c) in exchange for or in lieu of any mutilated, destroyed, stolen or lost Global Security shall constitute an original additional contractual obligation of Issuer guaranteed by Japan, whether or not the mutilated, destroyed, stolen or lost Global Security shall be at any time enforceable by anyone. Any replacement Global Security delivered pursuant to this Section 5(c) shall be so dated that neither gain nor loss of interest shall result from such replacement.

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     (d) Issuer will promptly make available to the Fiscal Agent a reasonable supply of Securities in definitive registered form and will issue or cause to be issued Securities in definitive registered form upon registration of transfer of, or exchange for, Securities represented by the DTC Global Securities if (i) DTC (a) notifies Issuer that it is unwilling or unable to continue as depositary for such DTC Global Security or (b) ceases to be a clearing agency registered under the United States Securities Exchange Act of 1934 at a time when it is required to be, and in either such case (a) or (b) a successor is not appointed by Issuer within 90 days after receiving such notice or becoming aware that DTC is no longer so registered.

     (e) Issuer will promptly make available to the Fiscal Agent a reasonable supply of Securities in definitive registered form and will issue or cause to be issued Securities in definitive registered form upon registration of transfer of, or exchange for, Securities represented by the International Global Security if Euroclear or Clearstream, Luxembourg is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention permanently to cease business.

     (f) Issuer may also at any time in its sole discretion determine not to have any of the Securities represented by the Global Securities and, in such event, will issue or cause to be issued Securities in definitive registered form upon registration of transfer of, or in exchange for, Securities represented by Global Securities.

     (g) Issuer shall bear the costs and expenses of printing or preparing any Securities in definitive registered form issued pursuant to Section 5(d), 5(e) and 5(f) above.

     (h) Upon any such issuance pursuant to Section 5(d), 5(e) and 5(f) above of Securities in definitive registered form in exchange for all the Securities represented by any Global Security, the Fiscal Agent shall receive the relevant Global Securities from the custodian for DTC or the common depositary for Euroclear and Clearstream, Luxembourg, as the case may be, shall cancel such Global Securities and shall reduce the holdings of the registered holder of such Global Securities on the register to nil and shall receive Securities in definitive registered form from Issuer. The Fiscal Agent shall have at least 30 days from the date of its receipt of Securities in definitive registered form, Global Securities submitted for exchange, registration information and delivery information, which ever is latest, to authenticate and deliver such Securities in definitive registered form in an aggregate principal amount equal to and in exchange for the DTC, Euroclear or Clearstream, Luxembourg participants' beneficial interests in the Securities represented by the relevant Global Securities as of the record date for such exchange, as directed by DTC, Euroclear or Clearstream, Luxembourg, as the case may be. Such Securities in definitive registered form shall be registered in such names and in such denominations of 1,000,000 yen and integral multiples thereof, and delivered as DTC, Euroclear or Clearstream, Luxembourg, pursuant to instructions from direct or indirect participants, shall direct. All Securities represented by Securities in definitive registered form issued in exchange for Securities represented by the relevant Global Securities shall be valid obligations of Issuer, the holders of which shall be entitled to the same benefits under this Agreement as the holders of the Global Securities. Exchanges of Global Securities for Securities in definitive registered form as described in this subsection (h) shall be made without charge to DTC, Euroclear, Clearstream, Luxembourg or the common depositary.

     (i) Unless the DTC Global Securities are presented by an authorized representative of DTC to Issuer, the Fiscal Agent or their respective agents for registration of transfer, exchange or payment, and any replacement DTC Global Securities are registered in the

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name of a nominee of DTC, and any payment is made to such nominee, any transfer, pledge or other use of the DTC Global Securities for value or otherwise shall be wrongful since the registered holders of the DTC Global Securities have an interest in the Securities evidenced by the DTC Global Securities.

     (j) The Fiscal Agent shall not be required to exchange or register the transfer of any Security selected for redemption.

     6. REGISTRATION OF TRANSFER. (a) The Fiscal Agent shall maintain, as agent of Issuer for the purpose, at its office in London, a register for (i) registering and maintaining a record of the aggregate holdings of all DTC Global Securities and the International Global Security, (ii) registering transfers between holders of the Global Securities, and (iii) registering and maintaining a record of any further issues of Securities pursuant to Section 9 of this Agreement and any subsequent transfers thereof. In addition, the Fiscal Agent will (i) maintain and promptly update the respective Schedules to the DTC Global Securities and the International Global Security, and (ii) ensure that the sum of the respective aggregate principal amounts shown by the latest entry in the respective Schedules to the DTC Global Securities and the International Global Security does not exceed 200,000,000,000 yen, plus the aggregate principal amount of any additional Securities issued by Issuer in accordance with Section 9 of this Agreement, at any one time. Upon presentation for the purpose at the said office of the Fiscal Agent of any Security duly endorsed by, or accompanied by delivery of a written instrument of transfer in form approved by the Fiscal Agent duly executed by, the registered holder of the Security, or the registered holder's attorney thereunto duly authorized in writing, such Security shall be transferred upon such register and a new Security, bearing the guarantee of Japan in the form herein provided for, shall be authenticated and delivered in the name of the transferee. Transfers and exchanges of Securities shall be subject to such reasonable regulations as may be prescribed by Issuer.

     (b) When book-entry interests in Securities are to be transferred from the account of a DTC participant holding a beneficial interest in a DTC Global Security to the account of a Euroclear or Clearstream, Luxembourg accountholder wishing to purchase a beneficial interest in an International Global Security, on the settlement date, the custodian of the DTC Global Security, initially Bank of Tokyo-Mitsubishi Trust Company, will instruct the Fiscal Agent to:

     - decrease the amount of Securities registered in the name of the nominee of DTC and evidenced by the DTC Global Securities; and

     - increase the amount of Securities registered in the name of the nominee of the common depositary for Euroclear and Clearstream, Luxembourg, and evidenced by the International Global Security. Book-entry interests will be delivered free of payment to Euroclear or Clearstream, Luxembourg as the case may be, for credit to the relevant accountholder on the first business day following the settlement date.

     (c) When book-entry interests in the Securities are to be transferred from the account of a Euroclear or Clearstream, Luxembourg accountholder to the account of a DTC participant wishing to purchase a beneficial interest in a DTC Global Security, on the settlement date, the common depositary for Euroclear and Clearstream, Luxembourg, initially The Bank of Tokyo-Mitsubishi, Ltd., London Branch, will:

     - transmit appropriate instructions to the custodian of the DTC Global Security, initially Bank of Tokyo-Mitsubishi Trust Company, who will in turn deliver such book-entry interests free of payment to the relevant account of the DTC participants; and

     -    instruct the Fiscal Agent to:

          - decrease the amount of Securities registered in the name of the nominee of the common depositary for Euroclear and Clearstream, Luxembourg, and evidenced by the International Global Security; and

          - increase the amount of Securities registered in the name of the nominee of DTC and evidenced by the DTC Global Securities.

     7. CONDITIONS OF FISCAL AGENT'S OBLIGATIONS. The Fiscal Agent and each other Agent appointed under Section 2 herein accepts its obligations herein set forth, upon the terms and conditions hereof, including the following, to all of which the rights hereunder of the holders from time to time of the Securities shall be subject:

     (a) Compensation and Indemnification. Issuer agrees promptly to pay the Fiscal Agent the compensation agreed upon with Issuer for all services rendered by the Fiscal Agent hereunder and to reimburse the Fiscal Agent for its reasonable out-of-pocket expenses (including reasonable counsel fees) incurred, after prior general consultation with Issuer, in connection with the services rendered hereunder. Issuer also agrees to indemnify the Fiscal Agent (which term, for the avoidance of doubt, includes the U.S. Representative) and each other Agent appointed under Section 2 hereof for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith, arising out of or in connection with its acting as such Fiscal Agent or other Agent hereunder, as well as the reasonable costs and expenses of defending against any claim or liability in the premises.

     (b) Agent for Issuer and Japan. In acting under this Agreement and in connection with the Securities, the Fiscal Agent and each other Agent is acting solely as agent of Issuer and of Japan, and does not assume any obligation or relationship of agency or trust, for or with any of the owners or holders of the Securities, except that all funds held by the Fiscal Agent or each other Agent for payment of principal of or interest on the Securities shall be held in trust, but need not be segregated from other funds except as required by law, and shall be applied as set forth herein and in the Securities; provided, however, that monies held in respect of any Security remaining unclaimed at the end of two years after such principal or interest shall have become due and payable (whether upon any interest payment date, at maturity, upon call for redemption or otherwise) shall be repaid to Issuer or Japan, whichever deposited such monies, as provided and in the manner set forth in the Securities, and, upon such repayment, the aforesaid trust shall terminate.

     (c) Counsel. The Fiscal Agent and each other Agent may consult with counsel satisfactory to it and to Issuer and to Japan, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or thing suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

     (d) Documents. The Fiscal Agent and each other Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted or anything suffered by it in reliance without negligence, willful misconduct or bad faith upon any Security, instruction, notice, direction, consent, certificate, affidavit, statement, cablegram or other paper or document reasonably believed by it to be genuine and to have been delivered or signed by the proper parties.

     (e) Certain Transactions. The Fiscal Agent and each other Agent, or any officer, director or employee thereof, may become the owner of, or acquire any interest in, any Securities, with the same rights as if it were not the Fiscal Agent or each other Agent or such officer, director or employee, as the case may be, and may engage or be interested in any financial or other transaction with Issuer or Japan, and may act for, or as depositary, trustee or agent for, any holders of the Securities or other obligations of Issuer or Japan, or any committee or body of such holders, as freely as if it were not the Fiscal Agent or such officer, director or employee, as the case may be.

     (f) Instructions. Instructions concerning the operation of the provisions of this Agreement and the duties to be carried out by the Fiscal Agent or other Agent hereunder may from time to time be issued by Issuer and Japan, and the Fiscal Agent or other Agent shall at all times comply with all such instructions as are for the time being in force.

     (g) Reports and Inspection. The Fiscal Agent shall furnish to Issuer and Japan such reports as may be required by the instructions of Issuer and Japan. Issuer and Japan each may, whenever it deems it necessary, inspect any Securities held by the Fiscal Agent, any books of registration and transfer, and any other books and records maintained by the Fiscal Agent hereunder.

     (h) Forwarding of Notices. If the Fiscal Agent shall receive any notice or demand addressed to Issuer or Japan by the holder of a Security pursuant to the provisions of the Securities, the Fiscal Agent shall promptly forward copies of such notice or demand to both Issuer and Japan.

     (i) Statements. The recitals contained herein and in the Securities shall be taken as statements of Issuer or Japan, as the case may be, and the Fiscal Agent or other Agent assumes no responsibility for the correctness of the same, except that the Fiscal Agent or other Agent shall be responsible for the correctness of its representations in the Certificate of Authentication on each Security.

     8. RESIGNATION OR TERMINATION AND APPOINTMENT OF SUCCESSOR. (a) Issuer and Japan agree, for the benefit of the holders from time to time of the Securities, that there shall at all times be a Fiscal Agent hereunder which shall be or be represented by a bank or trust company organized and doing business under the laws of the United States of America or the State of New York, in good standing and having an established place of business in the Borough of Manhattan, The City of New York, and authorized under such laws to exercise corporate trust powers, until all the Securities authenticated and delivered hereunder (i) shall have been delivered to the Fiscal Agent for cancellation or (ii) become due and payable and monies sufficient to pay the principal of and interest on the Securities shall have been made available for payment and either paid or returned to Issuer or Japan as provided herein and in the Securities (such date being herein referred to as the "Agency Maintenance Termination Date"). And so long as the Securities are listed on the Luxembourg Stock Exchange and if the Luxembourg Stock Exchange so requires, there shall be at all times be a paying agent in Luxembourg.

     (b) Subject to the provisions of this Section 8, Issuer and Japan may at any time and from time to time vary or terminate the appointment of the Fiscal Agent or any other agent appointed pursuant to Section 2 hereof or appoint any additional such agents for any or all of the purposes stated herein; provided, however, that until the Termination Date, Issuer and Japan will at all times maintain an office or agency in the Borough of Manhattan, The City and State of New York, where Securities may be surrendered for payment and where Securities may be surrendered for registration of transfer or exchange, as provided in the Securities, and where notices and demands to or upon Issuer and Japan in respect of Securities and this Agreement may be served, and further provided, that Issuer will maintain an Agent in an EU member state that will not be obliged to withhold or deduct tax pursuant to any EU Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000. Issuer and Japan will give prompt written notice to the Fiscal Agent of the appointment or termination of any such agent and of the location and any change in the location of any such office or agency and shall give notice thereof to holders of Securities by prompt publication at least once in a daily newspaper in the English language of general circulation in The City of New York and in a daily newspaper in the English language of general circulation in London, England, provided that for so long as the Securities are held in book-entry form such notices may be given by delivery of the relevant notice to DTC, Euroclear and Clearstream, Luxembourg, for communication by them to their respective participants in substitution for publication in any such newspaper, and for so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the exchange so require, Issuer shall cause the Fiscal Agent on behalf of Issuer at Issuer's cost to publish notices in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

     (c) Subject to the provisions of this subsection (c), (i) the Fiscal Agent may at any time resign as such agent by giving written notice, mailed to Issuer and to Japan in accordance with Section 15 hereof, of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that Issuer and Japan shall agree to such resignation, and
(ii) the Fiscal Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed on behalf of Issuer and Japan and specifying such removal and the date when it shall become effective. Any resignation or removal of the Fiscal Agent shall take effect upon the appointment by Issuer and Japan, by an instrument in writing, of a successor Fiscal Agent (which shall meet the qualifications prescribed in Section 8(a) hereof) and the acceptance of such appointment by such successor. Upon its resignation or removal, the Fiscal Agent shall be entitled to the payment by Issuer of its compensation for the services theretofore rendered hereunder and to the reimbursement by Issuer of all reasonable out-of-pocket expenses theretofore incurred in connection with the performance of its duties hereunder.

     (d) In case at any time the Fiscal Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of Chapter 7 or 11 of Title 11 of the United States Code or under the provisions of any similar legislation, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed or if any public officer shall have taken charge or control of the Fiscal Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Fiscal Agent, qualified as aforesaid, shall be appointed by Issuer and Japan, by an instrument in writing, filed with the successor Fiscal Agent. Upon the appointment as aforesaid of a successor Fiscal Agent and acceptance by the latter of such appointment, the Fiscal Agent so superseded shall cease to be such Fiscal Agent hereunder.

     (e) Any successor Fiscal Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to Issuer and Japan an instrument accepting such appointment hereunder, and thereupon such successor Fiscal Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Fiscal Agent hereunder, and such predecessor, upon payment to it of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Fiscal Agent shall be entitled to receive, all monies, securities or other property on deposit with or held by such predecessor, as Fiscal Agent hereunder. Issuer and Japan shall give notice of the appointment of a successor Fiscal Agent to holders of Securities by prompt publication at least once in a daily newspaper in the English language of general circulation in The City of New York and in a daily newspaper in the English language of general circulation in London, England, provided that for so long as the Securities are held in book-entry form such notices may be given by delivery of the relevant notice to DTC, Euroclear and Clearstream, Luxembourg, for communication by them to their respective participants in substitution for publication in any such newspaper, and for so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the exchange so require, Issuer shall cause the Fiscal Agent on behalf of Issuer at Issuer's cost to publish notices in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

     (f) Any corporation or bank into which the Fiscal Agent or its U.S. Representative hereunder may be merged or converted, or any corporation or bank with which the Fiscal Agent or its U.S. Representative may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Fiscal Agent or its U.S. Representative shall be a party, or any corporation or bank to which the Fiscal Agent or its U.S. Representative shall sell or otherwise transfer all or substantially all of the assets and business of the Fiscal Agent or its U.S. Representative, as the case may be, provided that it shall be qualified as aforesaid, shall be the successor Fiscal Agent or its U.S. Representative, as the case may be, under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     9. FURTHER ISSUES. Issuer may from time to time, without notice to or the consent of the registered holders of the Securities, create and issue further securities ranking pari passu with the Securities in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further securities or except for the first payment of interest following the issue date of such further securities) and so that such further securities shall be consolidated and form a single series with the Securities and shall have the same terms as to status, redemption or otherwise as the Securities. Any further securities shall be issued with the benefit of an agreement supplemental to this Agreement.

     10. PAYMENT OF STAMP TAXES AND OTHER DUTIES. Issuer will pay all stamp taxes and other duties, if any, to which this Agreement or the original issuance of the Securities shall be subject.

     11. INFORMATION AVAILABLE TO HOLDERS OF SECURITIES. The Fiscal Agent shall make available to the holder of any Security upon request such information as may be contained in its records relating to the performance by Issuer and Japan of their obligations under the Securities and the guarantee thereof and hereunder.

     12. AMENDMENT. This Agreement may be modified or amended by Issuer, Japan and the Fiscal Agent, without the consent of the holder of any Security, for the purpose of adding to the covenants of Issuer or Japan for the benefit of such holders, surrendering any right or power conferred upon Issuer or Japan, securing the Securities pursuant to the requirements of the Securities or otherwise, curing any ambiguity, or curing, correcting or supplementing any defective provision contained herein, or in any manner which Issuer, Japan and the Fiscal Agent may mutually deem necessary or desirable, which shall not be inconsistent with any Security and which shall not adversely affect in any material respect the interest of the holders of the Securities.

     13. GOVERNING LAW. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York except with respect to its authorization and execution by Issuer and Japan and any other matters required to be governed by the laws of Japan, which shall be governed by the laws of Japan.

     14. APPOINTMENT OF AGENT FOR SERVICE. Issuer hereby appoints the U.S. Representative of the Fiscal Agent as its authorized agent (the "Authorized Agent") upon which process may be served in any action arising out of or based on this Agreement or the Securities which may be instituted in any State or Federal court in The City of New York by the Fiscal Agent or the holder of any Security and Issuer expressly accepts the jurisdiction of any such court in respect of any such action. Such appointment, which the Fiscal Agent hereby confirms to have been accepted by such U.S. Representative, shall be irrevocable until the Agency Maintenance Termination Date unless and until a successor Fiscal Agent has been appointed as Issuer's Authorized Agent for such purpose and such successor Fiscal Agent shall have accepted such appointment. Issuer will take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated in Section 15 hereof, or at such other address in the Borough of Manhattan, The City of New York, as may be the main office of such U.S. Representative at the time of such service, and written notice of such service to Issuer (mailed or delivered to Issuer at its address as provided in Section 15 hereof) shall be deemed in every respect effective service of process upon Issuer. Notwithstanding the foregoing, any action arising out of or based on the Securities may also be instituted by the holder of a Security in any competent court in Japan. Issuer hereby waives irrevocably any immunity to which it might otherwise be entitled in any action arising out of or based on this Agreement or the Securities which may be instituted as provided in this Section in any State or Federal court in The City of New York or in any competent court in Japan. This waiver is intended to be effective upon execution of this Agreement without any further act by Issuer before any such court, and introduction of this Agreement into evidence shall be final and conclusive evidence of such waiver.

     15. NOTICES. Any notices pursuant to, or communications with respect to, this Agreement shall be deemed to have been given when delivered in person, when deposited in the mail as first class registered or certified air mail, postage prepaid, or when sent by telecopy or telex or communicated by telephone (subject, in the case of communication by telephone, to confirmation dispatched within twenty-four hours by telecopy or telex), in the case of Issuer, to Japan Finance Corporation for Municipal Enterprises, 4-1, Kioi-cho, Chiyoda-ku, Tokyo 102-0094, Japan, telecopy no.: 03-5210-5926, in the case of Japan, to 1-1, Kasumigaseki 3-chome, Chiyoda-ku, Tokyo 100-0013, Japan, telecopy no.:
03-3593-7494, Attention: Ministry of Finance,

Financial Bureau, and, in the case of Fiscal Agent to The Bank of Tokyo-Mitsubishi, London Branch, as Fiscal Agent, 12-15 Finsbury Circus, London EC2M 7BT, United Kingdom, telecopy no.: 44-20-7577-1609, telex no.: 884811,
Attention: Securities Administration, with a copy (if appropriate) to Bank of Tokyo-Mitsubishi Trust Company, 1251 Avenue of the Americas, New York, New York 10020, U.S.A., telecopy no.: 212-782-5900/5901, telex no.: 222967 BTM NYK,
Attention: Corporate Trust Department; or such other address as shall be specified in writing by the party in question to the other parties hereto.

     16. SUCCESSORS AND ASSIGNS. This Agreement and the Securities and the guarantee and all covenants and agreements by Issuer and Japan herein and in the Securities and in the guarantee shall be binding upon any successors or assigns to Issuer and upon Japan, regardless of any such succession or assignment.

     17. COUNTERPARTS. This Agreement may be executed in separate counterparts, and by each party separately on a separate counterpart, each such counterpart, when so executed and delivered, to be an original. Such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Fiscal Agency Agreement as of the date first above written.


                                            JAPAN FINANCE CORPORATION FOR
                                            MUNICIPAL ENTERPRISES


                                            By /s/ Michihiko Urakami
                                               ---------------------------------
                                               Name: Michihiko Urakami
                                               Title: Executive Director


                                            JAPAN


                                            By /s/ Etsuro Honda
                                               ---------------------------------
                                               Name: Etsuro Honda
                                               Title: Duly Authorized
                                                      Representative of Japan


                                            THE BANK OF TOKYO-MITSUBISHI,
                                            LTD., LONDON BRANCH


                                            By /s/ Kotaro Sasaki
                                               ---------------------------------
                                               Name: Kotaro Sasaki
                                               Title: Senior Vice President


                                            BANK OF TOKYO-MITSUBISHI TRUST
                                            COMPANY


                                            By /s/ Kotaro Sasaki
                                               ---------------------------------
                                               Name: Kotaro Sasaki
                                               Title: Senior Vice President


                                            BANK OF TOKYO-MITSUBISHI
                                            (LUXEMBOURG) S.A.


                                            By /s/ Kotaro Sasaki
                                               ---------------------------------
                                               Name: Kotaro Sasaki
                                               Title: Senior Vice President

                                   EXHIBIT A-1

                          (FORM OF DTC GLOBAL SECURITY)

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered holder hereof, Cede & Co. or such other entity, has an interest herein.

UNLESS AND UNTIL THIS GLOBAL SECURITY IS EXCHANGED FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

INTEREST PAYMENTS ON THIS SECURITY WILL BE SUBJECT TO JAPANESE WITHHOLDING TAX UNLESS THE HOLDER ESTABLISHES THAT THIS SECURITY IS HELD BY OR FOR THE ACCOUNT OF A HOLDER THAT IS NOT AN INDIVIDUAL RESIDENT OF JAPAN OR A JAPANESE CORPORATION FOR JAPANESE TAX PURPOSES OR IS A DESIGNATED JAPANESE FINANCIAL INSTITUTION DESCRIBED IN ARTICLE 6 OF THE SPECIAL TAXATION MEASURES LAW OF JAPAN.

INTEREST PAYMENTS ON THIS SECURITY TO AN INDIVIDUAL RESIDENT OF JAPAN OR A JAPANESE CORPORATION NOT DESCRIBED IN THE PRECEDING PARAGRAPH WILL BE SUBJECT TO DEDUCTION IN RESPECT OF JAPANESE INCOME TAX AT A RATE OF 15 PER CENTUM OF THE AMOUNT SPECIFIED IN SUBPARAGRAPHS (A) OR (B) BELOW, AS APPLICABLE:

(A) IF INTEREST IS PAID TO AN INDIVIDUAL RESIDENT OF JAPAN OR TO A JAPANESE CORPORATION (EXCEPT AS PROVIDED IN SUBPARAGRAPH (B) BELOW), THE AMOUNT OF SUCH INTEREST;

(B) IF INTEREST IS PAID TO A PUBLIC CORPORATION, A FINANCIAL INSTITUTION OR A SECURITIES COMPANY THROUGH A JAPANESE PAYMENT HANDLING AGENT, AS PROVIDED IN ARTICLE 3-3, PARAGRAPH 6 OF THE SPECIAL TAXATION MEASURES LAW OF JAPAN, THE AMOUNT OF SUCH INTEREST MINUS THE AMOUNT PROVIDED IN THE CABINET ORDER RELATING TO SAID PARAGRAPH 6.



No. R
     -------------                                                ---------- yen

               JAPAN FINANCE CORPORATION FOR MUNICIPAL ENTERPRISES

            1.55% Japanese Yen Guaranteed Bonds due February 21, 2012


     1. JAPAN FINANCE CORPORATION FOR MUNICIPAL ENTERPRISES (herein called "Issuer"), for value received, hereby promises to pay to Cede & Co., or
registered assigns, the principal sum of            Japanese yen on February 21,
                                         ----------
2012, and to pay to the Registered Holder (as defined in paragraph 3) of this DTC Global Security hereof interest on said principal sum from February 21, 2002 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears in equal installments on February 21, and August 21 in each year, commencing February 21, 2003, at the rate of one and fifty-five one-hundredths per centum (1.55%) per annum, until payment of said principal sum has been made or duly provided for. The interest so payable on any February 21 or August 21, together with any Additional Amounts (as defined in paragraph 2) payable as set out herein, will be paid to the person in whose name this DTC Global Security is registered at the close of business on the first day, in each case, of the month in which such interest payment occurs, whether or not such day is a business day. Whenever it is necessary to compute any amount of accrued interest with respect to the Securities (as defined in paragraph 3) for a period of less than one full year, other than with respect to regular semi-annual interest payments, interest will be computed on the basis of the actual number of days in the period and a year of 365 days.

     Payments on this DTC Global Security will be made in accordance with any laws, regulations or administrative practices applicable to Issuer and the paying agent(s) in respect thereof, including the requirements applicable under Japanese tax law. Except as described in paragraph 6 herein, payment of the principal of and interest on this DTC Global Security shall be made in immediately available funds in such coin or currency of Japan as at the time of payment is legal tender for the payment of public and private debts. Also except as described in paragraph 6 herein, payments of principal of this DTC Global Security shall be made upon surrender of this DTC Global Security at the office of the Fiscal Agent (as defined in paragraph 3) in London, or, subject to applicable laws and regulations, at such other place or places as are designated by Issuer, which, for the purposes of this DTC Global Security, shall include the main office of the U.S. Representative of the Fiscal Agent (as defined in paragraph 3) in the Borough of Manhattan, The City of New York, by Japanese yen check drawn on, or by wire transfer to an account maintained by the payee with, a bank located outside the United States, and payments of interest on this DTC Global Security shall be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the due date for such payment to the Registered Holder hereof at the address of the Registered Holder listed in the Security Register (as defined in paragraph 10) or, upon written notice to the Fiscal Agent by such Registered Holder no later than the record date for such payment, by wire transfer to an account of the Registered Holder.

     In any case where the due date for the payment of the principal of or interest on this DTC Global Security shall be a Saturday or Sunday or day on which banking institutions are authorized or obligated by law to close in The City of New York, London or Tokyo, then payment of principal or interest need not be made on such date but may be made on the next succeeding day which is not a day on which banking institutions are authorized or obligated by law to close in The City of New York, London or Tokyo, with the same force and effect as if made on the date for such payment, and no interest shall accrue for the period after such date.

     In the Fiscal Agency Agreement (as defined in paragraph 3), Issuer and Japan have agreed that until the date on which the Securities shall have been delivered to the Fiscal Agent for cancellation, or become due and payable and monies sufficient to pay the principal of and interest on all of the Securities shall have been made available for payment and either paid or returned to Issuer or Japan as provided herein (the "Agency Maintenance Termination Date"), Issuer and Japan will at all times maintain an office or agency in the Borough of Manhattan, The City of New York, where Securities may be surrendered for payment. And so long as the Securities are listed on the Luxembourg Stock Exchange and if the Luxembourg Stock Exchange so requires, there shall be at all times a paying agent in Luxembourg.

     2. (a) All payments of principal and interest by Issuer in respect of this DTC Global Security will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Japan, or any authority therein or thereof having power to tax ("Taxes"), unless the withholding or deduction of such Taxes is required by law. In that event, Issuer will pay such additional amounts ("Additional Amounts") as may be necessary in order that the net amounts received by any beneficial owner of this DTC Global Security after such withholding or deduction shall equal the respective amounts of principal and interest which would have been receivable in respect of this DTC Global Security in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable with respect to this DTC Global Security;

          (i) to, or to a third party on behalf of, any beneficial owner of this DTC Global Security that is a non-resident of Japan or a non-Japanese corporation and is liable for such Taxes in respect of this DTC Global Security by reason of such beneficial owner's having some connection with Japan other than the mere holding of this DTC Global Security; or

          (ii) to, or to a third party on behalf of, any beneficial owner of this DTC Global Security that would otherwise be exempt from any such withholding or deduction but that fails to comply with any applicable requirement to provide the Exemption Information (as defined in paragraph 2(b)) to the Fiscal Agent (as defined in paragraph 3), or whose Exemption Information is not duly communicated through the Participant (as defined in paragraph 2(b)) and the relevant international clearing organization to the Fiscal Agent; or

          (iii) to, or to a third party on behalf of, any beneficial owner of this DTC Global Security that is for Japanese tax purposes treated as a resident of Japan or a Japanese corporation (except for (A) a Designated Financial Institution (as defined in paragraph 2(b)) that complies with the requirement to provide the Exemption Information or to submit a Claim for Exemption and (B) a resident of Japan or a Japanese corporation that duly notifies the Fiscal Agent of its status as exempt from Taxes to be withheld or deducted by Issuer by reason of such resident or Japanese corporation receiving interest on this DTC Global Security through a payment handling agent in Japan appointed by it);

          (iv) more than 30 days after the Relevant Date (as defined in this paragraph 2(a)), except to the extent that any beneficial owner of this DTC Global Security would have been entitled to such Additional Amounts for payment at the expiration of such 30-day period;

          (v) where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of November 26 - 27, 2000 or any law implementing or complying with, or introduced in order to conform to, such Directive, and withholding could not be avoided by establishing or making payments through a paying agent outside of the European Union; or

          (vi) to, or to a third party on behalf of, a beneficial owner of this DTC Global Security who would have been able to avoid such withholding or deduction by presenting this DTC Global Security to another paying agent in a Member State of the European Union.

     As used herein, the "Relevant Date" means the date on which such payment first becomes due, except that, if the amount of the moneys payable has not been received by the Fiscal Agent on or prior to such due date, it means the date on which, the full amount of such moneys having been so received, notice to that effect shall have been duly published as set forth in paragraph 6.

     (b) For the purpose of sub-paragraphs (ii) and (iii) above:

          (i) where this DTC Global Security is held through a certain participant of an international clearing organization or a certain financial intermediary (each, a "Participant"), in order to receive payments free of withholding or deduction by Issuer for, or on account of Taxes, if the relevant beneficial owner of this DTC Global Security is (A) a non-resident of Japan or a non-Japanese corporation or (B) a Japanese financial institution falling under certain categories prescribed by the Special Taxation Measures Law (Law No. 26 of 1957, as amended), and the cabinet order (No. 43 of 1957, as amended) thereunder (together with ministerial ordinances and other regulations thereunder, the "Law") (a "Designated Financial Institution"), all in accordance with the Law, such beneficial owner shall, at the time of entrusting a Participant with the custody of this DTC Global Security, provide certain information prescribed by the Law to enable the Participant to establish that such beneficial owner is exempted from the requirement for Taxes to be withheld or deducted (the "Exemption Information") and advise the Participant if such beneficial owner ceases to be so exempted; and

          (ii) where this DTC Global Security is not held by a Participant, in order to receive payments free of withholding or deduction by Issuer for, or on account of, Taxes, if the relevant beneficial owner of this DTC Global Security is (A) a non-resident of Japan or a non-Japanese corporation or (B) a Designated Financial Institution, all in accordance with the Law, such beneficial owner shall on or prior to each time on which it receives interest, submit to the Fiscal Agent a claim for exemption from withholding tax (Hikazei Tekiyo Shinkokusho) (a "Claim for Exemption") in the form obtainable from the Fiscal Agent stating, among other things, the name and address of such beneficial owner, the title of this DTC Global Security, the relevant interest payment date, the amount of interest and the fact that such beneficial owner is qualified to submit the Claim for Exemption, together with the documentary evidence showing that such beneficial owner is a non-resident of Japan or a non-Japanese corporation or a Designated Financial Institution.

     Any reference in this DTC Global Security or the guarantee of Japan in the form provided in the Fiscal Agency Agreement to principal or interest shall be deemed also to refer to any Additional Amount which may be payable under this paragraph 2.

     3. This DTC Global Security is one of a duly authorized issue of 200,000,000,000 yen (two hundred billion Japanese yen) aggregate principal amount of 1.55% Japanese Yen Guaranteed Bonds due February 21, 2012 (herein called the "Securities"). The Securities are issuable only as fully registered Securities without coupons in denominations of 1,000,000 yen and any integral multiple thereof. For the benefit of the Registered Holders (as defined in this paragraph 3) from time to time of the Securities, Issuer has entered into an Amended and Restated Fiscal Agency Agreement (the "Fiscal Agency Agreement"), dated as of November -, 2002, with Japan, The Bank of Tokyo-Mitsubishi, Ltd., London Branch, as Fiscal Agent and Principal Paying Agent, Bank of Tokyo-Mitsubishi Trust Company, as U.S. representative of the Fiscal Agent (the "U.S. Representative"), and Bank of Tokyo-Mitsubishi (Luxembourg) S.A., as Paying Agent, with respect to the Securities, copies of which Fiscal Agency Agreement are on file and available for inspection at the office of the U.S. Representative of the Fiscal Agent at 1251 Avenue of the Americas, New York, New York 10020. The Bank of Tokyo-Mitsubishi, Ltd., London Branch, also acting through Bank of Tokyo-Mitsubishi Trust Company in its capacity as U.S. Representative, and its successors as Fiscal Agent are herein called the "Fiscal Agent". In acting under the Fiscal Agency Agreement, the Fiscal Agent is acting solely as agent for Issuer and Japan and does not assume any obligation or relationship of agency or trust for or with the Registered Holder of this DTC Global Security except as specifically described below. As used herein, the term "Registered Holder" of a Security means the person in whose name such Security is registered in the Security Register (as defined in paragraph 10).

     Notwithstanding any other provision of the Fiscal Agency Agreement or this DTC Global Security, a DTC Global Security may be transferred to, or exchanged for Securities in definitive registered form registered in the name of, a person other than DTC, a nominee of DTC or a successor of DTC or its nominee if (i) DTC
(a) notifies Issuer that it is unwilling or unable to continue as depositary for such DTC Global Security or (b) ceases to be a clearing agency registered under the United States Securities Exchange Act of 1934 at a time when it is required to be, and in either such case (a) or (b) a successor is not appointed by Issuer within 90 days after receiving such notice or becoming aware that DTC is no longer so registered or (ii) Issuer in its sole discretion, instructs the Fiscal Agent in writing that a Global Security shall be so transferable and exchangeable. Securities in definitive registered form issued in exchange for this DTC Global Security will be registered in such names as an authorized representative of DTC, pursuant to instructions from direct or indirect Participants in DTC, shall request, and issued in denominations of 1,000,000 yen and integral multiples thereof.

     4. This DTC Global Security is subject to retirement or redemption as hereinafter provided. Redemption of this DTC Global Security pursuant to this paragraph 4 shall be made upon the notice, in the manner and with the effect hereinafter set forth.

     5. In order to provide for the payment of principal of and interest on the Securities as the same shall become due, Issuer does hereby agree to pay to the Fiscal Agent at its office in London, in lawful money of Japan, the amounts set forth below in this paragraph, to be held in trust and applied by the Fiscal Agent as hereinafter set forth:

     (a) Issuer shall pay to the Fiscal Agent semi-annually on a date not later than each semi-annual interest payment date (or such other date when interest is payable, as provided in paragraph 9(b)) an amount sufficient to pay the interest becoming due on all Securities on such interest payment date, and the Fiscal Agent shall apply the amounts so paid to it to the payment of such interest on such interest payment date.

     (b) On a date not later than the redemption or maturity date (or such other date when principal is payable as provided in paragraph 9(b)) of the Securities, Issuer shall pay to the Fiscal Agent an amount which, together with any monies then held by the Fiscal Agent and available for the purpose, shall be equal to the entire amount of principal and interest to be due on such redemption or maturity date on the Securities called for redemption or then outstanding, and the Fiscal Agent shall apply such amount to the payment of principal of and interest on such Securities in accordance with the terms thereof.

     (c) Any monies paid to the Fiscal Agent for the payment of principal of or interest on any Securities and remaining unclaimed at the end of two years after such principal or interest shall have become due and payable (whether at maturity, upon any interest payment date, upon call for redemption or otherwise) shall be repaid to Issuer or Japan, whichever deposited such monies, and upon such repayment the aforesaid trust shall terminate with respect to such monies and all liability of the Fiscal Agent with respect to such monies shall thereupon cease, without, however, limiting in any way the unconditional obligation of Issuer (subject, however, to any applicable statute of limitations or prescription) to pay principal of and interest on this DTC Global Security.

     6. (a) Principal of, and interest, if any, on the Securities are payable in the lawful money of Japan ("Japanese yen" or "yen") to the person registered on the relevant record date in the Security Register (as defined in paragraph 10) held by the Fiscal Agent. Notwithstanding the foregoing, payments of principal of, and interest, if any, on, Securities represented by this DTC Global Security made in Japanese yen will be converted into the lawful currency of the United States ("U.S. dollars" or "U.S.$"), provided that the beneficial owners of Securities represented by this DTC Global Security may elect to receive all such payments in Japanese yen by delivery of a written request to the Fiscal Agent through the holder of the DTC Global Security on or prior to the third business day in the city of New York after the record date for a payment of interest on the Securities or at least twelve calendar days prior to payment of principal on the Securities, as the case may be. Such election shall remain in effect unless and until changed by written notice to the Fiscal Agent, but the Fiscal Agent must receive written notice of any such change on or prior to the applicable record date or at least fifteen calendar days prior to maturity, as the case may be. The Fiscal Agent will determine the exchange rate for converting the payments into U.S. dollars in the manner described in the following paragraph.

     (b) The Fiscal Agent shall, before 11.00 a.m. (London time) on the second Business Day prior to the date on which any payment becomes due on the Securities, ascertain the aggregate amount of Japanese yen (the "Japanese Yen Amount") payable to holders holding interests in Securities registered in the name of, or the name of a nominee for, DTC, in respect of which holders DTC has told the Fiscal Agent that such holders have not made an election to receive payment in Japanese yen in respect of such payment in accordance with the Operating Arrangements of DTC. The Fiscal Agent shall establish its bid quotation for the purchase of U.S. dollars with Japanese yen, as near as practicable to 11.00 a.m. (London time), but not later than 3.00 p.m. (London time), on the second Business Day prior to the date on which the relevant payment becomes due. The settlement date for the exchange of U.S. dollars with the Japanese Yen Amount shall be the relevant payment date. As early as practicable on each relevant payment date, the Fiscal Agent shall pay, or procure the payment of, the U.S. dollar amount receivable as a result of the exchange of the Japanese Yen Amount into U.S. dollars by wire transfer of same-day funds for value on the due date for payment to DTC for payment pro rata to the relevant accountholders in accordance with DTC's settlement procedures. All costs of any such conversion into U.S. dollars shall be borne pro rata by the relevant holders by deduction from the payment made to DTC and the relevant accountholder. If the applicable due date for payment is not a Business Day, delivery of the U.S. dollars will occur on the next succeeding day which is a Business Day. If the Fiscal Agent is unable to establish its bid quotation for the purchase of U.S. dollars with Japanese yen on the second Business Day prior to the date on which such payment becomes due, the Fiscal Agent will obtain a bid quotation for that purpose from a leading foreign exchange bank in London selected by the Fiscal Agent in consultation with Issuer. If on such date the Fiscal Agent is unable to obtain a bid quotation for that purpose from a leading foreign exchange bank, the Fiscal Agent will pay the Japanese Yen Amount to the account or accounts specified by DTC to the Fiscal Agent. Until such time as the Fiscal Agent is notified by DTC of the account or accounts into which payment should be made, the funds held by the Fiscal Agent will, if the Fiscal Agent is able to reinvest such funds, having made reasonable efforts to do so, bear interest at the rate quoted by the Fiscal Agent for deposits in the same currency as the funds with it on an overnight basis. "Business Day" means a day, other than a Saturday or Sunday, on which commercial banks and foreign exchange markets are open for business or not authorized to close in The City of New York, London, England, or Tokyo.

     (c) Payments in respect of Securities represented by this DTC Global Security will be made to beneficial owners in accordance with customary procedures established from time to time by DTC. In the case of beneficial owners who have elected through the holder of this DTC Global Security to receive payments in respect of such Securities in Japanese yen, payments of the principal of and interest on the Securities will be made in immediately available funds by Japanese yen check drawn on, or by transfer to a Japanese yen account maintained by the payee with, a bank located outside the United States.

     7. The Securities (including this DTC Global Security) may be redeemed for cash at the option of Issuer in whole, but not in part, on not more than sixty
(60) days' and not less than thirty (30) days' irrevocable notice to the Registered Holders of the Securities, at a redemption price for each Security equal to the principal amount thereof, together with accrued interest to the date fixed by Issuer for redemption and any Additional Amounts, if Issuer determines and certifies to the Fiscal Agent immediately prior to the giving of the notice that, as a result of any change in, or amendment to, the laws or treaties (or any regulations or rulings promulgated thereunder) of Japan (or any political subdivision or taxing authority of Japan) affecting any Taxes, or any change in official position regarding the application or interpretation of these laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction), which change, amendment, application or interpretation becomes effective on or after February 21, 2002, Issuer is, or on the next interest payment date would be, required to pay any Additional Amounts for the Securities that cannot be avoided by measures reasonably available to Issuer; provided that no notice of redemption shall be given earlier than ninety
(90) days prior to the earliest date on which Issuer would be obligated to make the withholding if a payment in respect of the Securities were then due. Prior to the publication and mailing of any notice of redemption of the Securities pursuant to the foregoing, Issuer will deliver to the Fiscal Agent an opinion of independent counsel of recognized standing or an opinion of a tax consultant of recognized standing to the effect that the circumstances referred to above exist. The Fiscal Agent shall accept such opinion of counsel or tax opinion, as the case may be, as sufficient evidence of the satisfaction of the conditions precedent described above, in which event it shall be conclusive and binding on the Registered Holders of the Securities.

     Notice of intention to redeem the Securities, specifying the redemption date and the place or places where the redemption price will be paid, shall be given by publication at least once in a daily newspaper in the English language, of general circulation in The City of New York and in a daily newspaper in the English language of general circulation in London, England, at least once prior to the redemption date, such publication to be not less than thirty (30) days nor more than sixty (60) days prior to the redemption date, provided that for so long as the Securities are held in book-entry form such notices may be given by delivery of the relevant notice to DTC, Euroclear and Clearstream, Luxembourg, for communication by them to their respective participants in substitution for publication in any such newspaper. In addition, for so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, Issuer shall cause the Fiscal Agent on behalf of Issuer at Issuer's cost to publish notices in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort). In case, by reason of the temporary or permanent suspension of the publication or general circulation of any newspaper or by reason of any other cause, it shall be impossible or impracticable to publish such notice in the manner herein provided, then such method of publication in lieu thereof as shall be approved by the Fiscal Agent shall constitute a sufficient publication of such notice. Such notice shall also be sent by the Fiscal Agent by mail, postage prepaid, not less than thirty (30) days nor more than sixty (60) days prior to the redemption date to the Registered Holders of all the Securities, at the addresses of such Registered Holders as they shall appear in the Security Register (as defined in paragraph
10); but no failure to mail such notice to such Registered Holders nor any defect therein nor failure to receive the same shall affect the validity and effectiveness of the call and redemption of any Securities so to be redeemed. Notice having been so given, the Securities so called for redemption shall become due and payable on the redemption date so designated at the redemption price, and upon surrender thereof the Securities will be paid at the redemption price together with all accrued interest (unless the redemption date is a date for the payment of interest) in lawful money of Japan, at the place or places specified in such notice. From and after the redemption date, if monies for the redemption of all the Securities to be redeemed, shall have been available at the office of the Fiscal Agent for redemption on the redemption date, the Securities so called for redemption shall cease to bear interest and the only right of the Registered Holders of the Securities shall be to receive payment of the redemption price in accordance with the terms of such Securities.

     8. This DTC Global Security will become void unless presented for payment within a period of ten years from the Relevant Date (as defined in paragraph 2).

     9. (a) In the event of a default by Issuer (i) in the payment when due of principal of or interest on any of the Securities and the continuance of such default for a period of thirty (30) days, or (ii) in the performance of any other covenant contained in the Securities and the continuance of such default for a period of ninety (90) days after written notice thereof to Issuer from the Registered Holder of this DTC Global Security shall have been received by the Fiscal Agent, then in any such case the principal amount of this DTC Global Security shall, at the option of and upon written demand to the Fiscal Agent at said office by the Registered Holder hereof, mature and become due and payable upon the date that such written demand is received by the Fiscal Agent, unless prior to such date Issuer shall have cured all such defaults in respect of all the Securities. Any amount of interest or principal so in default in respect of this DTC Global Security shall bear interest (if, and to the extent permitted by law) at the rate specified in the title of this DTC Global Security until such default shall have been cured.

     10. The transfer of this DTC Global Security is registrable on the Security Register (as herein defined) upon surrender of this DTC Global Security for registration at the main office of the U.S. Representative of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in a form approved by the Fiscal Agent duly executed by, the Registered Holder hereof or such Registered Holder's attorney duly authorized in writing. Issuer, Japan and the Fiscal Agent may deem and treat the Registered Holder hereof as the absolute owner hereof (notwithstanding any notice of ownership or writing hereon made by anyone) for the purpose of receiving payment hereon and for all other purposes, whether or not this DTC Global Security shall be overdue. Upon surrender of this DTC Global Security by an authorized representative of DTC, for registration of transfer, Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, of any authorized denominations and of a like aggregate principal amount, and registered in such name or names as may be requested by an authorized representative of DTC, dated the date of authentication thereof and bearing the guarantee of Japan in the form provided in the Fiscal Agency Agreement. Issuer covenants that, until the Agency Maintenance Termination Date, it will at all times maintain in the Borough of Manhattan, The City and State of New York, an office or agency for the transfer and registration of transfers, as aforesaid, of Securities and where notices and demands to or upon Issuer or Japan in respect of the Securities and the Fiscal Agency Agreement may be served. Issuer has appointed the Fiscal Agent (acting through its U.S. Representative) as its agent for such purpose. Issuer has also agreed to cause to be kept at the office of the Fiscal Agent in London a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, Issuer shall provide for such registration of transfers.

     In the manner and subject to the limitations provided in the Fiscal Agency Agreement, Securities may be exchanged for a like aggregate principal amount of Securities of authorized denominations bearing the guarantee of Japan in the form provided in the Fiscal Agency Agreement. Issuer covenants that until the Agency Maintenance Termination Date, it will at all times maintain an office or agency in the Borough of Manhattan, The City of New York, where Securities may be surrendered in exchange for Securities in other authorized denominations in accordance with the terms hereof and of the Fiscal Agency Agreement. Issuer has appointed the Fiscal Agent (acting through its U.S. Representative) as its agent for such purpose.

     The Fiscal Agent shall not be required to exchange or to register the transfer of any Security selected for redemption.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of Issuer guaranteed by Japan evidencing the same debt, and entitled to the same benefits, as the Securities surrendered upon such registration of transfer or exchange. Any new DTC Global Security delivered pursuant to this paragraph 10 shall be so dated that neither gain nor loss of interest shall result from such registration or exchange.

     No service charge shall be made for any such transfer, exchange or registration of Securities, but Issuer, Japan or the Fiscal Agent (and any other agent appointed by Issuer pursuant to Section 2 of the Fiscal Agency Agreement) may require payment of a sum sufficient to cover any transfer, stamp or other tax or other governmental charge required to be paid in connection therewith.

     11. In case this DTC Global Security shall at any time become mutilated or destroyed or stolen or lost then, provided that this DTC Global Security, or evidence of the destruction, theft or loss thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Fiscal Agent or its

U.S. Representative, a replacement DTC Global Security of like tenor and principal amount and bearing the guarantee of Japan in the form provided in the Fiscal Agency Agreement will be issued by Issuer and, at its request, authenticated and delivered by the Fiscal Agent, in exchange for the DTC Global Security so mutilated, or in lieu of the DTC Global Security destroyed or stolen or lost; and provided further that, in the case of destroyed, stolen or lost Securities, Issuer, Japan and the Fiscal Agent shall have received evidence satisfactory to them that such Securities were destroyed, stolen or lost, and shall also have received an indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a replacement DTC Global Security shall be borne by the Registered Holder of the DTC Global Security mutilated, destroyed, stolen or lost. Upon the issuance of any replacement DTC Global Security under this paragraph 11, Issuer, Japan or the Fiscal Agent may require the payment of a sum sufficient to cover any transfer, stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith. In case such mutilated, destroyed, stolen or lost DTC Global Security has become or is about to become due and payable, Issuer in its discretion may, instead of issuing a new DTC Global Security, pay or cause to be paid such DTC Global Security.

     Every replacement DTC Global Security issued pursuant to this paragraph 11 in exchange for or in lieu of any mutilated, destroyed, stolen or lost DTC Global Security shall constitute an original additional contractual obligation of Issuer guaranteed by Japan, whether or not the mutilated, destroyed, stolen or lost DTC Global Security shall be at any time enforceable by anyone. Any replacement DTC Global Security delivered pursuant to this paragraph 11 shall be so dated that neither gain nor loss of interest shall result from such replacement.

     The provisions of this paragraph 11 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, stolen or lost Securities.

     12. Subject to paragraph 14, Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this DTC Global Security and its guarantee by Japan, and to constitute the same the valid obligations of Issuer and of Japan, respectively, in accordance with their terms, have been done and performed and have happened in due and strict compliance with the applicable laws of Japan.

     13. The Fiscal Agency Agreement may be modified or amended by Issuer, Japan and the Fiscal Agent, and the terms and conditions of the Securities may be modified or amended by Issuer and Japan, without the consent of the Registered Holder of this DTC Global Security for the purpose of adding to the covenants of Issuer or Japan for the benefit of the Registered Holders, surrendering any right or power conferred upon Issuer or Japan, securing the Securities pursuant to the requirements of the Securities or otherwise, curing any ambiguity, or curing, correcting or supplementing any defective provision therein, or in any manner which Issuer, Japan and the Fiscal Agent may mutually deem necessary or desirable, which, in the case of the Fiscal Agency Agreement, shall not be inconsistent with the Securities, and which shall not adversely affect the interests of the Registered Holders of the Securities in any material respect, to all of which each Registered Holder of this DTC Global Security shall, by acceptance thereof, consent.

     14. This DTC Global Security shall not become valid or obligatory for any purpose unless and until this DTC Global Security has been authenticated by The Bank of Tokyo-Mitsubishi, Ltd., London Branch, or its successor, as Fiscal Agent.

     15. This DTC Global Security shall be governed by, and interpreted in accordance with, the laws of the State of New York except with respect to its authorization and execution by Issuer and any other matters required to be governed by the laws of Japan.

     16. As more fully set forth in the Fiscal Agency Agreement, Issuer has appointed the U.S. Representative of the Fiscal Agent as its authorized agent upon which process may be served in any action arising out of or based on the Securities or the Fiscal Agency Agreement which may be instituted in any State or Federal court in The City of New York by the Registered Holder of this DTC Global Security, and Issuer hereby expressly accepts the jurisdiction of any such court in respect of such action. Such appointment shall be irrevocable until the Agency Maintenance Termination Date, unless and until a successor Fiscal Agent shall have been appointed by Issuer as its authorized agent for such purpose and such successor Fiscal Agent shall have accepted such appointment. Notwithstanding the foregoing, any action arising out of or based on the Securities may be instituted by the Registered Holder of this DTC Global Security in any competent court in Japan. Issuer hereby waives irrevocably any immunity to which it might otherwise be entitled in any action based on the Securities which may be instituted by the Registered Holder of any DTC Global Security in any State or Federal court in The City of New York or in any competent court in Japan. This waiver is intended to be effective upon execution of this DTC Global Security without any further act by Issuer before any such court, and introduction of this DTC Global Security into evidence shall be final and conclusive evidence of such waiver.

     IN WITNESS WHEREOF, Issuer has caused this DTC Global Security to be executed with the facsimile signature of the Governor or a duly authorized agent of the Governor of Issuer in New York, New York, United States of America.

Dated:

                                            JAPAN FINANCE CORPORATION FOR
                                            MUNICIPAL ENTERPRISES


                                            By
                                               ---------------------------------
                                               Name:
                                               [Governor or
                                               Duly Authorized Agent]

                     [Form of Certificate of Authentication]


     This is one of the Securities within referred to. The undersigned hereby represents that it has not authenticated Securities in excess of an aggregate principal amount of JPY 200,000,000,000 (other than Securities issued in exchange for and upon the cancellation of a like aggregate principal amount of other Securities, and Securities issued in lieu of destroyed, stolen or lost Securities).


                                            THE BANK OF TOKYO-MITSUBISHI,
                                            LTD., LONDON BRANCH
                                            as Fiscal Agent


                                            By
                                               ---------------------------------
                                               Authorized Signatory

                       SCHEDULE TO THE DTC GLOBAL SECURITY

               JAPAN FINANCE CORPORATION FOR MUNICIPAL ENTERPRISES

           1.55% JAPANESE YEN GUARANTEED BONDS DUE FEBRUARY 21, 2012

        Initial Principal          Additional Principal      Aggregate Principal
             Amount                      Amount                    Amount                Authorization
        -----------------          --------------------      -------------------         -------------

        -----------------          --------------------      -------------------         -------------

        ----------------- yen      -------------------- yen  ------------------- yen     -------------

                                   -------------------- yen  ------------------- yen     -------------

                                   -------------------- yen  ------------------- yen     -------------

                                   EXHIBIT A-2

                     (FORM OF INTERNATIONAL GLOBAL SECURITY)

UNLESS AND UNTIL THIS GLOBAL SECURITY IS EXCHANGED FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

INTEREST PAYMENTS ON THIS SECURITY WILL BE SUBJECT TO JAPANESE WITHHOLDING TAX UNLESS THE HOLDER ESTABLISHES THAT THIS SECURITY IS HELD BY OR FOR THE ACCOUNT OF A HOLDER THAT IS NOT AN INDIVIDUAL RESIDENT OF JAPAN OR A JAPANESE CORPORATION FOR JAPANESE TAX PURPOSES OR IS A DESIGNATED JAPANESE FINANCIAL INSTITUTION DESCRIBED IN ARTICLE 6 OF THE SPECIAL TAXATION MEASURES LAW OF JAPAN.

INTEREST PAYMENTS ON THIS SECURITY TO AN INDIVIDUAL RESIDENT OF JAPAN OR A JAPANESE CORPORATION NOT DESCRIBED IN THE PRECEDING PARAGRAPH WILL BE SUBJECT TO DEDUCTION IN RESPECT OF JAPANESE INCOME TAX AT A RATE OF 15 PER CENTUM OF THE AMOUNT SPECIFIED IN SUBPARAGRAPHS (A) OR (B) BELOW, AS APPLICABLE:

(A) IF INTEREST IS PAID TO AN INDIVIDUAL RESIDENT OF JAPAN OR TO A JAPANESE CORPORATION (EXCEPT AS PROVIDED IN SUBPARAGRAPH (B) BELOW), THE AMOUNT OF SUCH INTEREST;

(B) IF INTEREST IS PAID TO A PUBLIC CORPORATION, A FINANCIAL INSTITUTION OR A SECURITIES COMPANY THROUGH A JAPANESE PAYMENT HANDLING AGENT, AS PROVIDED IN ARTICLE 3-3, PARAGRAPH 6 OF THE SPECIAL TAXATION MEASURES LAW OF JAPAN, THE AMOUNT OF SUCH INTEREST MINUS THE AMOUNT PROVIDED IN THE CABINET ORDER RELATING TO SAID PARAGRAPH 6.



No. R                                                                        yen
     -------------                                                ----------

               JAPAN FINANCE CORPORATION FOR MUNICIPAL ENTERPRISES

            1.55% Japanese Yen Guaranteed Bonds due February 21, 2012


     1. JAPAN FINANCE CORPORATION FOR MUNICIPAL ENTERPRISES (herein called "Issuer"), for value received, hereby promises to pay to TOKYOTRUST NOMINEES
LIMITED, or registered assigns, the principal sum of            Japanese yen on
                                                     ----------
February 21, 2012, and to pay to the Registered Holder (as defined in paragraph
3) of this International Global Security hereof interest on said principal sum from February 21, 2002 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears in equal installments on February 21, and August 21 in each year, commencing February 21, 2003, at the rate of one and fifty-five one-hundredths per centum (1.55%) per annum, until payment of said principal sum has been made or duly provided for. The interest so payable on any February 21 or August 21, together with any Additional Amounts (as defined in paragraph 2) payable as set out herein, will be paid to the person in whose name this International Global Security is registered at the close of business on the first day, in each case, of the month in which such interest payment occurs, whether or not such day is a business day. Whenever it is necessary to compute any amount of accrued interest with respect to the Securities (as defined in paragraph 3) for a period of less than one full year, other than with respect to regular semi-annual interest payments, interest will be computed on the basis of the actual number of days in the period and a year of 365 days.

     Payments on this International Global Security will be made in accordance with any laws, regulations or administrative practices applicable to Issuer and the paying agent(s) in respect thereof, including the requirements applicable under Japanese tax law. Payment of the principal of and interest on this International Global Security shall be made in immediately available funds in such coin or currency of Japan as at the time of payment is legal tender for the payment of public and private debts. Except as described in paragraph 5 herein, payments of principal of this International Global Security shall be made upon surrender of this International Global Security at the office of the Fiscal Agent (as defined in paragraph 3) in London, or, subject to applicable laws and regulations, at such other place or places as are designated by Issuer, by Japanese yen check drawn on, or by wire transfer to an account maintained by the payee with, a bank located outside the United States, and payments of interest on this International Global Security shall be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the due date for such payment to the Registered Holder hereof at the address of the Registered Holder listed in the Security Register (as defined in paragraph 9) or, upon written notice to the Fiscal Agent by such Registered Holder no later than the record date for such payment, by wire transfer to an account of the Registered Holder.

     In any case where the due date for the payment of the principal of or interest on International Global Security shall be a Saturday or Sunday or a day on which banking institutions are authorized or obligated by law to close in The City of New York, London, Tokyo, then payment of principal or interest need not be made on such date but may be made on the next succeeding day which is not a day on which banking institutions are authorized or obligated by law to close in The City of New York, London or Tokyo, with the same force and effect as if made on the date for such payment, and no interest shall accrue for the period after such date.

     In the Fiscal Agency Agreement (as defined in paragraph 3), Issuer and Japan have agreed that until the date on which the Securities shall have been delivered to the Fiscal Agent for cancellation, or become due and payable and monies sufficient to pay the principal of and interest on all of the Securities shall have been made available for payment and either paid or returned to Issuer or Japan as provided herein (the "Agency Maintenance Termination Date"), Issuer and Japan will at all times maintain an office or agency in the Borough of Manhattan, The City of New York, where Securities may be surrendered for payment. And so long as the Securities are listed on the Luxembourg Stock Exchange and if the Luxembourg Stock Exchange so requires, there shall be at all times a paying agent in Luxembourg.

     2. (a) All payments of principal and interest by Issuer in respect of this International Global Security will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Japan, or any authority therein or thereof having power to tax ("Taxes"), unless the withholding or deduction of such Taxes is required by law. In that event, Issuer will pay such additional amounts ("Additional Amounts") as may be necessary in order that the net amounts received by any beneficial owner of this International Global Security after such withholding or deduction shall equal the respective amounts of principal and interest which would have been receivable in respect of this International Global Security in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable with respect to this International Global Security;

          (i) to, or to a third party on behalf of, any beneficial owner of this International Global Security that is a non-resident of Japan or a non-Japanese corporation and is liable for such Taxes in respect of this International Global Security by reason of such beneficial owner's having some connection with Japan other than the mere holding of this International Global Security; or

          (ii) to, or to a third party on behalf of, any beneficial owner of this International Global Security that would otherwise be exempt from any such withholding or deduction but that fails to comply with any applicable requirement to provide the Exemption Information (as defined in paragraph 2(b)) to the Fiscal Agent (as defined in paragraph 3), or whose Exemption Information is not duly communicated through the Participant (as defined in paragraph 2(b)) and Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear") or Clearstream Banking, societe anonyme ("Clearstream Luxembourg") to the Fiscal Agent; or

          (iii) to, or to a third party on behalf of, any beneficial owner of this International Global Security that is for Japanese tax purposes treated as a resident of Japan or a Japanese corporation (except for (A) a Designated Financial Institution (as defined in paragraph 2(b)) that complies with the requirement to provide the Exemption Information or to submit a Claim for Exemption and (B) a resident of Japan or a Japanese corporation that duly notifies the Fiscal Agent of its status as exempt from Taxes to be withheld or deducted by Issuer by reason of such resident or Japanese corporation receiving interest on this International Global Security through a payment handling agent in Japan appointed by it);

          (iv) more than 30 days after the Relevant Date (as defined in this paragraph 2(a)), except to the extent that any beneficial owner of this International Global Security would have been entitled to such Additional Amounts for payment at the expiration of such 30-day period;

          (v) where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of November 26 - 27, 2000 or any law implementing or complying with, or introduced in order to conform to, such Directive, and withholding could not be avoided by establishing or making payments through a paying agent outside of the European Union; or

          (vi) to, or to a third party on behalf of, a beneficial owner of this International Global Security who would have been able to avoid such withholding or deduction by presenting this Security to another paying agent in a Member State of the European Union.

     As used herein, the "Relevant Date" means the date on which such payment first becomes due, except that, if the amount of the moneys payable has not been received by the Fiscal Agent on or prior to such due date, it means the date on which, the full amount of such moneys having been so received, notice to that effect shall have been duly published as set forth in paragraph 6.

     (b) For the purpose of sub-paragraphs (ii) and (iii) above:

          (i) where this International Global Security is held through a certain participant of Euroclear or Clearstream Luxembourg or a certain financial intermediary (each, a "Participant"), in order to receive payments free of withholding or deduction by Issuer for, or on account of Taxes, if the relevant beneficial owner of this International Global Security is (A) a non-resident of Japan or a non-Japanese corporation or (B) a Japanese financial institution falling under certain categories prescribed by the Special Taxation Measures Law (Law No. 26 of 1957, as amended), and the cabinet order (No. 43 of 1957, as amended) thereunder (together with ministerial ordinances and other regulations thereunder, the "Law") (a "Designated Financial Institution"), all in accordance with the Law, such beneficial owner shall, at the time of entrusting a Participant with the custody of this International Global Security, provide certain information prescribed by the Law to enable the Participant to establish that such beneficial owner is exempted from the requirement for Taxes to be withheld or deducted (the "Exemption Information") and advise the Participant if such beneficial owner ceases to be so exempted; and

          (ii) where this International Global Security is not held by a Participant, in order to receive payments free of withholding or deduction by Issuer for, or on account of, Taxes, if the relevant beneficial owner of this International Global Security is (A) a non-resident of Japan or a non-Japanese corporation or (B) a Designated Financial Institution, all in accordance with the Law, such beneficial owner shall on or prior to each time on which it receives interest, submit to the Fiscal Agent a claim for exemption from withholding tax (Hikazei Tekiyo Shinkokusho) (a "Claim for Exemption") in the form obtainable from the Fiscal Agent stating, among other things, the name and address of such beneficial owner, the title of this International Global Security, the relevant interest payment date, the amount of interest and the fact that such beneficial owner is qualified to submit the Claim for Exemption, together with the documentary evidence showing that such beneficial owner is a non-resident of Japan or a non-Japanese corporation or a Designated Financial Institution.

     Any reference in this International Global Security or the guarantee of Japan in the form provided in the Fiscal Agency Agreement to principal or interest shall be deemed also to refer to any Additional Amount which may be payable under this paragraph 2.

     3. This International Global Security is one of a duly authorized issue of 200,000,000,000 yen (two hundred billion Japanese yen) aggregate principal amount of 1.55% Japanese Yen Guaranteed Bonds due February 21, 2012 (herein called the "Securities"). The Securities are issuable only as fully registered Securities without coupons in denominations of 1,000,000 yen and any integral multiple thereof. For the benefit of the Registered Holders (as defined in this paragraph 3) from time to time of the Securities, Issuer has entered into an Amended and Restated Fiscal Agency Agreement (the "Fiscal Agency Agreement"), dated as of November -, 2002, with Japan, The Bank of Tokyo-Mitsubishi, Ltd., London Branch, as Fiscal Agent and Principal Paying Agent, Bank of Tokyo-Mitsubishi Trust Company, as the U.S. representative of the Fiscal Agent (the "U.S. Representative"), and Bank of Tokyo-Mitsubishi (Luxembourg) S.A., as Paying Agent, with respect to the Securities, copies of which Fiscal Agency Agreement are on file and available for inspection at the office of the Fiscal Agent. The Bank of Tokyo-Mitsubishi, Ltd., London Branch, also acting through Bank of Tokyo Mitsubishi Trust Company in the capacity as U.S. Representative, and its successors as Fiscal Agent are herein called the "Fiscal Agent". In acting under the Fiscal Agency Agreement, the Fiscal Agent is acting solely as agent for Issuer and Japan and does not assume any obligation or relationship of agency or trust for or with the Registered Holder of this International Global Security except as specifically described below. As used herein, the term "Registered Holder" of a Security means the person in whose name such Security is registered in the Security Register (as defined in paragraph 9).

     Notwithstanding any other provision of the Fiscal Agency Agreement or this International Global Security, this International Global Security may be transferred to, or exchanged for Securities in definitive registered form registered in the name of, a person other than a common depositary for Euroclear and Clearstream, Luxembourg, a nominee of a common depositary for Euroclear and Clearstream, Luxembourg or successor of a common depositary for Euroclear and Clearstream, Luxembourg or its nominee if Euroclear or Clearstream, Luxembourg notifies Issuer that it is unwilling or unable to continue as depositary for such International Global Security and a successor is not appointed by Issuer within 90 days after receiving such notice or becoming aware that Euroclear or Clearstream, Luxembourg is no longer so registered, or Issuer, in its sole discretion, instructs the Fiscal Agent in writing that the International Global Security shall be so transferable and exchangeable. Securities in definitive registered form issued in exchange for this International Global Security will be registered in such names as an authorized representative of the common depositary for Euroclear and Clearstream, Luxembourg, pursuant to instructions from direct and indirect Participants in Euroclear or Clearstream, Luxembourg, shall request, and issued in denominations of 1,000,000 yen and integral multiples thereof.

     4. This International Global Security is subject to retirement or redemption as hereinafter provided. Redemption of this International Global Security pursuant to this paragraph 4 shall be made upon the notice, in the manner and with the effect hereinafter set forth.

     5. In order to provide for the payment of principal of and interest on the Securities as the same shall become due, Issuer does hereby agree to pay to the Fiscal Agent at its office in

London in lawful money of Japan the amounts set forth below in this paragraph, to be held in trust and applied by the Fiscal Agent as hereinafter set forth:

     (a) Issuer shall pay to the Fiscal Agent semi-annually on a date not later than each semi-annual interest payment date (or such other date when interest is payable, as provided in paragraph 8(b)) an amount sufficient to pay the interest becoming due on all Securities on such interest payment date, and the Fiscal Agent shall apply the amounts so paid to it to the payment of such interest on such interest payment date.

     (b) On a date not later than the redemption or maturity date (or such other date when principal is payable as provided in paragraph 8(b)) of the Securities, Issuer shall pay to the Fiscal Agent an amount which, together with any monies then held by the Fiscal Agent and available for the purpose, shall be equal to the entire amount of principal and interest to be due on such redemption or maturity date on the Securities called for redemption or then outstanding, and the Fiscal Agent shall apply such amount to the payment of principal of and interest on such Securities in accordance with the terms thereof.

     (c) The Fiscal Agent will arrange directly or with another paying agent for the payment from the funds furnished by the Issuer of the principal of and interest on this International Global Security in immediately available funds by Japanese yen check drawn on, or by transfer to a Japanese yen account maintained by the payee with, a bank located outside the United States, or otherwise in accordance with the IPMA Operating Manual on "Japanese Withholding Tax on Certain Eurobond Issues" dated 24th June, 1998 (the "Manual"), as such Manual may be amended from time to time.

     (d) Any monies paid to the Fiscal Agent for the payment of principal of or interest on any Securities and remaining unclaimed at the end of two years after such principal or interest shall have become due and payable (whether at maturity, upon any interest payment date, upon call for redemption or otherwise) shall be repaid to Issuer or Japan, whichever deposited such monies, and upon such repayment the aforesaid trust shall terminate with respect to such monies and all liability of the Fiscal Agent with respect to such monies shall thereupon cease, without, however, limiting in any way the unconditional obligation of Issuer (subject, however, to any applicable statute of limitations or prescription) to pay principal of and interest on this International Global Security.

     6. The Securities (including this International Global Security) may be redeemed for cash at the option of Issuer in whole, but not in part, on not more than sixty (60) days' and not less than thirty (30) days' irrevocable notice to the Registered Holders of the Securities, at a redemption price for each Security equal to the principal amount thereof, together with accrued interest to the date fixed by Issuer for redemption and any Additional Amounts, if Issuer determines and certifies to the Fiscal Agent immediately prior to the giving of the notice that, as a result of any change in, or amendment to, the laws or treaties (or any regulations or rulings promulgated thereunder) of Japan (or any political subdivision or taxing authority of Japan) affecting any Taxes, or any change in official position regarding the application or interpretation of these laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction), which change, amendment, application or interpretation becomes effective on or after February 21, 2002 , Issuer is, or on the next interest payment date would be, required to pay any Additional Amounts for the Securities that cannot be avoided by measures reasonably available to Issuer; provided that no notice of redemption shall be given earlier than ninety (90) days prior to the earliest date on which Issuer would be obligated to make the withholding if a payment in respect of the Securities were then due. Prior to the publication and mailing of any notice of redemption of the Securities pursuant to the foregoing, Issuer will deliver to the Fiscal Agent an opinion of independent counsel of recognized standing or an opinion of a tax consultant of recognized standing to the effect that the circumstances referred to above exist. The Fiscal Agent shall accept such opinion of counsel or tax opinion, as the case may be, as sufficient evidence of the satisfaction of the conditions precedent described above, in which event it shall be conclusive and binding on the Registered Holders of the Securities.

     Notice of intention to redeem the Securities, specifying the redemption date and the place or places where the redemption price will be paid, shall be given by publication at least once in a daily newspaper in the English language, of general circulation in The City of New York and in a daily newspaper in the English language of general circulation in London, England, at least once prior to the redemption date, such publication to be not less than thirty (30) days nor more than sixty (60) days prior to the redemption date, provided that for so long as the Securities are held in book-entry form such notices may be given by delivery of the relevant notice to DTC, Euroclear and Clearstream, Luxembourg, for communication by them to their respective participants in substitution for publication in any such newspaper. In addition, for so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, Issuer shall cause the Fiscal Agent on behalf of Issuer at Issuer's cost to publish notices in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort). In case, by reason of the temporary or permanent suspension of the publication or general circulation of any newspaper or by reason of any other cause, it shall be impossible or impracticable to publish such notice in the manner herein provided, then such method of publication in lieu thereof as shall be approved by the Fiscal Agent shall constitute a sufficient publication of such notice. Such notice shall also be sent by the Fiscal Agent by mail, postage prepaid, not less than thirty (30) days nor more than sixty (60) days prior to the redemption date to the Registered Holders of all the Securities, at the addresses of such Registered Holders as they shall appear in the Security Register (as defined in paragraph 9); but no failure to mail such notice to such Registered Holders nor any defect therein nor failure to receive the same shall affect the validity and effectiveness of the call and redemption of any Securities so to be redeemed. Notice having been so given, the Securities so called for redemption shall become due and payable on the redemption date so designated at the redemption price, and upon surrender thereof the Securities will be paid at the redemption price together with all accrued interest (unless the redemption date is a date for the payment of interest) in lawful money of Japan, at the place or places specified in such notice. From and after the redemption date, if monies for the redemption of all the Securities to be redeemed, shall have been available at the office of the Fiscal Agent for redemption on the redemption date, the Securities so called for redemption shall cease to bear interest and the only right of the Registered Holders of the Securities shall be to receive payment of the redemption price in accordance with the terms of such Securities.

     7. This International Global Security will become void unless presented for payment within a period of ten years from the Relevant Date (as defined in paragraph 2).

     8. In the event of a default by Issuer (i) in the payment when due of principal of or interest on any of the Securities and the continuance of such default for a period of thirty (30) days, or (ii) in the performance of any other covenant contained in the Securities and the continuance of such default for a period of ninety (90) days after written notice thereof to Issuer from the Registered Holder of this International Global Security shall have been received by the Fiscal

Agent, then in any such case the principal amount of this International Global Security shall, at the option of and upon written demand to the Fiscal Agent at said office by the Registered Holder hereof, mature and become due and payable upon the date that such written demand is received by the Fiscal Agent, unless prior to such date Issuer shall have cured all such defaults in respect of all the Securities. Any amount of interest or principal so in default in respect of this International Global Security shall bear interest (if, and to the extent permitted by law) at the rate specified in the title of this International Global Security until such default shall have been cured.

     9. The transfer of this International Global Security is registrable on the Security Register (as herein defined) upon surrender of this International Global Security for registration at the office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in a form approved by the Fiscal Agent duly executed by, the Registered Holder hereof or such Registered Holder's attorney duly authorized in writing. Upon surrender of this International Global Security for registration of transfer by the Registered Holder hereof, Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, of any authorized denominations and of a like aggregate principal amount, and registered in such name or names as may be requested by the Registered Holder hereof, dated the date of authentication thereof and bearing the guarantee of Japan in the form provided in the Fiscal Agency Agreement. Issuer, Japan and the Fiscal Agent may deem and treat the Registered Holder hereof as the absolute owner hereof (notwithstanding any notice of ownership or writing hereon made by anyone) for the purpose of receiving payment hereon and for all other purposes, whether or not this International Global Security shall be overdue. Issuer covenants that, until the Agency Maintenance Termination Date, it will at all times maintain in London an office or agency for the registration and registration of transfers, as aforesaid, of Securities and where notices and demands to or upon Issuer or Japan in respect of the Securities and the Fiscal Agency Agreement may be served. Issuer has appointed the Fiscal Agent as its agent for such purpose and has agreed to cause to be kept at the office of the Fiscal Agent in London a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, Issuer shall provide for such registration of transfers.

     In the manner and subject to the limitations provided in the Fiscal Agency Agreement, Securities may be exchanged for a like aggregate principal amount of Securities of authorized denominations bearing the guarantee of Japan in the form provided in the Fiscal Agency Agreement. Issuer covenants that until the Agency Maintenance Termination Date, it will at all times maintain an office or agency in London where Securities may be surrendered in exchange for Securities in other authorized denominations in accordance with the terms hereof and of the Fiscal Agency Agreement. Issuer has appointed the Fiscal Agent as its agent for such purpose.

     The Fiscal Agent shall not be required to exchange or to register the transfer of any Security selected for redemption.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of Issuer guaranteed by Japan evidencing the same debt, and entitled to the same benefits, as the Securities surrendered upon such registration of transfer or exchange. Any new International Global Security delivered pursuant to this paragraph 9 shall be so dated that neither gain nor loss of interest shall result from such registration or exchange.

     No service charge shall be made for any such exchange or registration of transfer, but Issuer, Japan or the Fiscal Agent (and any other agent appointed by Issuer pursuant to Section 2 of the Fiscal Agency Agreement) may require payment of a sum sufficient to cover any transfer, stamp or other tax or other governmental charge payable in connection therewith.

     10. In case this International Global Security shall at any time become mutilated or destroyed or stolen or lost then, provided that this International Global Security, or evidence of the destruction, theft or loss thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered the to Fiscal Agent or its U.S. Representative, a replacement International Global Security of like tenor and principal amount and bearing the guarantee of Japan in the form provided in the Fiscal Agency Agreement will be issued by Issuer and, at its request, authenticated and delivered by the Fiscal Agent in exchange for the International Global Security so mutilated, or in lieu of the International Global Security destroyed or stolen or lost; and provided further that, in the case of destroyed, stolen or lost Securities, Issuer, Japan and the Fiscal Agent shall have received evidence satisfactory to them that such Securities were destroyed, stolen or lost, and shall also have received an indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a replacement International Global Security shall be borne by the Registered Holder of the International Global Security mutilated, destroyed, stolen or lost. Upon the issuance of any replacement International Global Security under this paragraph 10, Issuer, Japan or the Fiscal Agent may require the payment of a sum sufficient to cover any transfer, stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith. In case such mutilated, destroyed, stolen or lost International Global Security has become or is about to become due and payable, Issuer in its discretion may, instead of issuing a new International Global Security, pay or cause to be paid such International Global Security.

     Every replacement International Global Security issued pursuant to this paragraph 10 in exchange for or in lieu of any mutilated, destroyed, stolen or lost International Global Security shall constitute an original additional contractual obligation of Issuer guaranteed by Japan, whether or not the mutilated, destroyed, stolen or lost International Global Security shall be at any time enforceable by anyone. Any replacement International Global Security delivered pursuant to this paragraph 10 shall be so dated that neither gain nor loss of interest shall result from such replacement.

     The provisions of this paragraph 10 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, stolen or lost Securities.

     11. Subject to paragraph 13, Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this International Global Security and its guarantee by Japan, and to constitute the same the valid obligations of Issuer and of Japan, respectively, in accordance with their terms, have been done and performed and have happened in due and strict compliance with the applicable laws of Japan.

     12. The Fiscal Agency Agreement may be modified or amended by Issuer, Japan and the Fiscal Agent, and the terms and conditions of the Securities may be modified or amended by Issuer and Japan, without the consent of the Registered Holder of this International Global Security for the purpose of adding to the covenants of Issuer or Japan for the benefit of the Registered Holders, surrendering any right or power conferred upon Issuer or Japan, securing the Securities pursuant to the requirements of the Securities or otherwise, curing any ambiguity, or curing, correcting or supplementing any defective provision therein, or in any manner which Issuer, Japan and the Fiscal Agent may mutually deem necessary or desirable, which, in the case of the Fiscal Agency Agreement, shall not be inconsistent with the Securities, and which shall not adversely affect the interests of the Registered Holders of the Securities in any material respect, to all of which each Registered Holder of this International Global Security shall, by acceptance thereof, consent.

     13. This International Global Security shall not become valid or obligatory for any purpose unless and until this International Global Security has been authenticated by The Bank of Tokyo-Mitsubishi, Ltd., London Branch, or its successor, as Fiscal Agent.

     14. This International Global Security shall be governed by, and interpreted in accordance with, the laws of the State of New York except with respect to its authorization and execution by Issuer and any other matters required to be governed by the laws of Japan.

     15. As more fully set forth in the Fiscal Agency Agreement, Issuer has appointed the U.S. Representative of the Fiscal Agent as its authorized agent upon which process may be served in any action arising out of or based on the Securities or the Fiscal Agency Agreement which may be instituted in any State or Federal court in The City of New York by the Registered Holder of this International Global Security, and Issuer hereby expressly accepts the jurisdiction of any such court in respect of such action. Such appointment shall be irrevocable until the Agency Maintenance Termination Date, unless and until a successor Fiscal Agent shall have been appointed by Issuer as its authorized agent for such purpose and such successor Fiscal Agent shall have accepted such appointment. Notwithstanding the foregoing, any action arising out of or based on the Securities may be instituted by the Registered Holder of this International Global Security in any competent court in Japan. Issuer hereby waives irrevocably any immunity to which it might otherwise be entitled in any action based on the Securities which may be instituted by the Registered Holder of this International Global Security in any State or Federal court in The City of New York or in any competent court in Japan. This waiver is intended to be effective upon execution of this International Global Security without any further act by Issuer before any such court, and introduction of this International Global Security into evidence shall be final and conclusive evidence of such waiver.

     IN WITNESS WHEREOF, Issuer has caused this International Global Security to be executed with the facsimile signature of the Governor or a duly authorized agent of the Governor of Issuer in The City of New York, State of New York, United States of America.

Dated:

                                             JAPAN FINANCE CORPORATION FOR
                                             MUNICIPAL ENTERPRISES

                                             By
                                                --------------------------------
                                                Name:
                                                [Governor or
                                                Duly Authorized Agent]

                     [Form of Certificate of Authentication]


     This is one of the Securities within referred to. The undersigned hereby represents that it has not authenticated Securities in excess of an aggregate principal amount of 200,000,000,000 yen (other than Securities issued in exchange for and upon the cancellation of a like aggregate principal amount of other Securities, and Securities issued in lieu of destroyed, stolen or lost Securities).

                                        THE BANK OF TOKYO-MITSUBISHI,
                                        LTD., LONDON BRANCH
                                        as Fiscal Agent


                                        By
                                           -------------------------------------
                                           Authorized Signatory

                  SCHEDULE TO THE INTERNATIONAL GLOBAL SECURITY

               JAPAN FINANCE CORPORATION FOR MUNICIPAL ENTERPRISES

            1.55% JAPANESE YEN GUARANTEED BONDS DUE February 21, 2012



Initial Principal        Additional          Aggregate
      Amount          Principal Amount    Principal Amount      Authorization


-----------------     ----------------    ----------------      -------------

------------- yen     ------------ yen    ------------ yen      -------------

                      ------------ yen    ------------ yen      -------------

                      ------------ yen    ------------ yen      -------------

                                    EXHIBIT B

                        (FORM OF GUARANTEE FOR SECURITY)

                               GUARANTEE BY JAPAN

     Japan hereby unconditionally and irrevocably guarantees to the holder of the within Security due and punctual payment of the principal of said Security, interest thereon and any Additional Amounts as defined in paragraph 2 of said Security, according to the tenor of said Security, as and when the same shall become due and payable; waives any requirement that the holder of said Security, in the event of any default in such payment by Japan Finance Corporation for Municipal Enterprises, first make demand upon or seek to enforce remedies against Japan Finance Corporation for Municipal Enterprises before demanding payment under, or seeking to enforce, this guarantee; covenants that this guarantee will not be discharged except by complete performance of the obligations contained in said Security and this guarantee; and covenants that the guarantee herein contained shall be a general obligation of Japan, for the performance of which the full faith and credit of Japan is hereby pledged and shall rank pari passu in right of payment with all other general obligations of Japan without any preference one above the other by reason of priority of date of issue, currency of payment or otherwise.

     This guarantee shall not be valid or obligatory for any purpose until the within Security has been authenticated by The Bank of Tokyo-Mitsubishi, Ltd., London Branch, or its successor as Fiscal Agent duly appointed by Japan Finance Corporation for Municipal Enterprises and Japan for such purpose.

     This guarantee shall be governed by, and interpreted in accordance with, the laws of the State of New York except with respect to its authorization and execution by Japan and any other matters required to be governed by the laws of Japan.

Dated:

                                         JAPAN

                                         By
                                           -------------------------------------
                                           [Minister of Finance]